As filed with the Securities and Exchange Commission on September 10, 2004

Securities Act Registration No. 33-
Investment Company Registration No. 811-

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                        Pre-Effective Amendment No.  [ ]
                        Post-Effective Amendment No. [ ]
                                    and/or
                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940 [X]
                             Amendment No. ___ [ ]


               Kiewit Employees Diversified Investment Fund L.P.
               (Exact Name of Registrant as Specified in Charter)

                                  Kiewit Plaza
                             Omaha, Nebraska 68131
                    (Address of Principal Executive Offices)

                                 402-342-2052
             (Registrant's Telephone Number, including Area Code)

                                    [Name]
                       ---------------------------------
                                   [Address]
                    (Name and Address of Agent for Service)

                                    Copy to:

                             Thomas A. DeCapo, Esq.
                    Skadden, Arps, Slate, Meagher & Flom LLP
                               One Beacon Street
                          Boston, Massachusetts 02108

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c). [ ]


               CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

--------------------- ---------------- ----------------- --------------------- ------------------
                                        Proposed Maximum   Proposed Maximum
 Title of Securities   Amount Being    Offering Price      Aggregate Offering      Amount of
   Being Registered     registered          Per Unit              Price         Registration Fee
--------------------- ---------------- ----------------- --------------------- ------------------
Limited Partnership     640                 $25,000           $16,000,000(1)      $ 2,027.20
Units
--------------------- ---------------- ----------------- --------------------- ------------------

(1) Estimated solely for the purpose of calculating the registration fee.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

==============================================================================
The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
==============================================================================


                SUBJECT TO COMPLETION, DATED SEPTEMBER 10, 2004


PROSPECTUS

               KIEWIT EMPLOYEES DIVERSIFIED INVESTMENT FUND L.P.

                   [ ] UNITS OF LIMITED PARTNERSHIP INTEREST

     The Fund. Kiewit Employees Diversified Investment Fund L.P. is a newly formed Delaware limited partnership (the "Fund"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. Kiewit Investment Holdings Inc., a wholly-owned subsidiary of Peter Kiewit Sons', Inc. ("Kiewit"), is the general partner (the "General Partner") of the Fund. The General Partner has retained only those rights, duties and powers to manage the affairs of the Fund that may not be delegated under Delaware law, and that have not been otherwise delegated by the General Partner to the Board of Directors of the Fund (the "Board," and each individual member thereof, a "Director") pursuant to the Agreement of Limited Partnership of the Fund (the "Partnership Agreement"). The Fund and Kiewit have obtained an order from the Securities Exchange Commission (the "Commission" or the "SEC") exempting the Fund, as an "employees securities company," from certain provisions of the 1940 Act (the "ESC Order"). The Fund's principal offices are at Kiewit Plaza, Omaha, Nebraska 68131. Its telephone number is [ ].

     Investment Objective. The Fund's investment objective is long term capital growth with consideration given to consistency of returns. There is no assurance that the Fund will achieve its investment objective.

     Investment Adviser. Offit Hall Capital Management LLC (the "Adviser") serves as the Fund's investment adviser and provides investment management services to the Fund. The Adviser is responsible for developing, implementing and supervising the Fund's investment program. The Adviser has substantial investment management experience and as of March 31, 2004 had more than $13.2 billion under advisement for approximately 92 clients.

     Investment Program. The Adviser intends to: (i) select third-party investment advisers (each a "Sub-Adviser") to invest the Fund's assets directly on the Fund's behalf and (ii) invest the Fund's assets directly in public mutual funds and private investment funds managed by third-parties, (each such public mutual fund and private investment fund in which the Fund invests is referred to as a "Portfolio Fund"). Under normal market conditions, the Fund's assets will be invested in a diversified portfolio of securities which will include U.S. and non-U.S. equities and fixed income instruments and Portfolio Funds, including private investment funds commonly known as "hedge funds." The Fund may also invest in derivative securities, equity-related instruments, currencies, financial futures, debt-related instruments or Portfolio Funds that are private equity/venture capital funds, real estate funds or commodities funds.

     Investor Eligibility. The Fund is designed as an investment vehicle for current and certain former holders ("Kiewit Stockholders") of Kiewit's $0.01 par value common stock ("Kiewit Stock") and their families.

     Repurchases of Units. Because investors in the Fund ("Limited Partners") do not have the right to cause the Fund to redeem their limited partnership units ("Units"), and in order to provide a limited degree of liquidity to Limited Partners, the Fund will make annual offers to repurchase (i) 5% to 25% (currently, expected to be 5%) of the outstanding Units at their net asset value plus (ii) with respect to each such annual offer, 100% of the Units held by that year's newly-terminated Employees and certain of their transferees. In addition, the Fund has broad discretion to repurchase Units held or originally issued to Limited Partners in the event of death, termination of employment or if a Limited Partner acts in a manner that may harm the Fund or other Limited Partners, including an attempted unauthorized transfer of Units or any breach of the Partnership Agreement. The Fund may also repurchase Units in the event that a Limited Partner claims a financial hardship.

                                           (continued on the following page)...

                             - - - - - - - - - - -

     The Fund's investment program, including its intention to utilize a variety of investment strategies and invest in a diversified portfolio of investments, involves risk. Your investment could lose value. See "Risk Factors" beginning on page 11.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     Transfers of Units. Units are not, and will not be, listed or traded on any securities exchange or other securities market, and no secondary market will develop for the Units. The Units are subject to substantial transfer restrictions and may only be transferred to a limited number of persons or entities allowed to be transferees of Units pursuant to the ESC Order ("Permitted Transferees") in certain minimum amounts and during certain specified time periods. If a Limited Partner attempts to transfer Units to someone other than a Permitted Transferee, the transfer will not be permitted and will be void.

     Advisory Fee. The Fund pays the Adviser an advisory fee computed as a percentage of the Fund's assets invested in certain asset classes on an annual basis (which percentage varies between 0.125% and 0.55% depending on the asset class), determined as of the end of each quarter. Investors should also be aware that the Fund will directly bear advisory fees payable to Sub-Advisers and advisory fees, performance fees and allocations payable by Portfolio Funds.

                           - - - - - - - - - - - - -

     This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing, including information about the risks of investing in the Fund. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI"), dated [ ], 2004, has been filed with the Commission. The SAI is available without charge, upon written or oral request, by contacting the Fund at [ ]. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page [ ] of this Prospectus. The SAI, material incorporated by reference and other information about the Fund, is also available on the SEC's website (http://www.sec.gov).

     Units of the Fund do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

                               TABLE OF CONTENTS



PROSPECTUS SUMMARY.........................................................1

SUMMARY OF FUND EXPENSES...................................................5

THE FUND'S INVESTMENTS.....................................................6

EXEMPTIONS FROM THE 1940 ACT..............................................24

USE OF PROCEEDS...........................................................25

MANAGEMENT OF THE FUND....................................................26

CAPITAL ACCOUNTS, ALLOCATIONS AND DISTRIBUTIONS...........................29

Eligible inVestors........................................................30

ANNUAL REPURCHASE OFFERS..................................................30

REPURCHASES, REDEMPTIONS, and TRANSFERS...................................34

CERTAIN U.S. FEDERAL Income TAX CONSIDERATIONS............................36

FUND EXPENSES.............................................................37

DISTRIBUTION OF UNITS.....................................................37

CALCULATION OF NET ASSET VALUE............................................38

ADDITIONAL INFORMATION REGARDING THE PARTNERSHIP AGREEMENT................38

GENERAL INFORMATION.......................................................40

                               PROSPECTUS SUMMARY

         This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's Units. You should review the more detailed information contained elsewhere in this Prospectus and in the SAI, especially the information under the heading "Risk Factors."



The Fund............................................Kiewit Employees Diversified Investment Fund L.P. (the
                                                    "Fund") is a newly formed Delaware limited partnership,
                                                    registered as a diversified closed-end management
                                                    investment company under the 1940 Act.  The Fund is an
                                                    employees' securities company and will operate under
                                                    the ESC Order, which exempts it from certain provisions
                                                    of the 1940 Act.

Investment Objective................................The investment objective of the Fund is long term capital growth with consideration given to consistency
                                                    of returns. No assurance can be given that the Fund
                                                    will achieve its investment objective.

Investment Adviser..................................The Fund and Offit Hall Capital Management LLC (the
                                                    "Adviser") have entered into an investment advisory
                                                    agreement (the "Advisory Agreement"), under which the
                                                    Adviser has been retained by the Fund to serve as the
                                                    Fund's investment adviser. The Adviser is responsible
                                                    for developing, implementing and supervising the
                                                    Fund's investment program. The Adviser has
                                                    substantial investment management experience.

Investment Program..................................The Adviser intends to: (i) select Sub-Advisers to invest the Fund's assets directly on the Fund's behalf and (ii)
                                                    invest the Fund's assets directly in Portfolio Funds.
                                                    Under normal market conditions, the Fund's assets will be
                                                    invested in a diversified portfolio of securities which
                                                    will include U.S. and non-U.S. equities, and fixed income
                                                    instruments and Portfolio Funds, including private
                                                    investment funds commonly known as hedge funds
                                                    ("Alternative Asset Portfolio Funds"). The Fund may also
                                                    invest in derivative securities, equity-related
                                                    instruments, currencies, financial futures, debt-related
                                                    instruments and Portfolio Funds that are private
                                                    equity/venture capital funds, real estate funds or
                                                    commodities funds.

Exemptions Under the 1940 Act.......................As an "employees' securities company" under the 1940 Act, the Fund has received certain exemptions from the 1940 Act to allow it to operate as described herein, including
                                                    relief from the requirement that the Fund have any
                                                    Directors who are not "interested persons" (as defined in
                                                    the 1940 Act) and relief from the requirement that Limited
                                                    Partners approve investment advisory agreements and
                                                    certain material amendments thereto. See "Exemptions From
                                                    The 1940 Act."

Management of the Fund..............................Kiewit Investment Holdings Inc., the General Partner, is
                                                    a wholly-owned subsidiary of Kiewit. The General Partner
                                                    has retained only those rights, duties and powers to
                                                    manage the affairs of the Fund that may not be delegated
                                                    under the provisions of Delaware law and that have not
                                                    been otherwise delegated by the General Partner to the
                                                    Board pursuant to the Partnership Agreement.

                                                    The Board has authority to terminate the Adviser or
                                                    any Sub-Adviser and retain a new investment adviser
                                                    or Sub-Adviser to manage all or any portion of the
                                                    Fund's assets and to materially amend the terms of
                                                    the Advisory Agreement or any investment advisory
                                                    agreement with a Sub-Adviser. Pursuant to the ESC
                                                    Order, Limited Partners will not be required to
                                                    approve any amendment to an existing, or any new,
                                                    investment advisory agreement.

                                                    The Board exercises the powers, authority and
                                                    responsibilities on behalf of the Fund that are
                                                    substantially similar to the powers, authority and
                                                    responsibilities that are customarily exercised by
                                                    the "board of directors" of an investment company
                                                    registered under the 1940 Act that is organized as a
                                                    Delaware corporation.

Eligible Investors..................................As an employees' securities company, Units of the
                                                    Fund may only be beneficially owned by Employees and
                                                    Former Employees of Kiewit and its affiliated (or
                                                    formerly affiliated) companies and their family
                                                    members (and certain entities or trusts formed for
                                                    their benefit). In addition, Units may be owned by
                                                    Directors, the General Partner and Kiewit. See
                                                    "Eligible Investors" for an explanation of who may
                                                    become Limited Partners and the definition of
                                                    "Employee." See "Repurchases, Redemptions and
                                                    Transfers - Permitted Transfers," for the definition
                                                    of "Former Employee."

Annual Repurchase Offers............................In order to provide a limited degree of liquidity to
                                                    Limited Partners, the Fund will make annual
                                                    repurchase offers for Units at the beginning of each
                                                    year commencing in 2006, which repurchase will be
                                                    effected as of the last business day of March (each,
                                                    an "Annual Repurchase Offer"). Annual Repurchase
                                                    Offers will be conducted for (i) 5% to 25% (currently
                                                    expected to be 5%) of the Fund's outstanding Units
                                                    plus (ii) 100% of Units held by that year's
                                                    newly-terminated Employees (and certain of their
                                                    transferees). Units will be repurchased at their net
                                                    asset value. Limited Partners must generally tender
                                                    whole Units. Annual repurchase offers are made
                                                    pursuant to a fundamental policy of the Fund that may
                                                    be changed only with the approval of Limited
                                                    Partners.

Repurchases of Units by the Fund....................The Partnership Agreement provides the Fund with broad discretion to repurchase Units held or originally issued
                                                    to Limited Partners in the event of death and, in the case of Employee Limited Partners, upon a termination event, or if a Limited Partner acts in a manner that may harm the
                                                    Fund or other Limited Partners, including any attempted
                                                    unauthorized transfer of Units or any breach of the
                                                    Partnership Agreement. The Fund may also repurchase Units
                                                    in the event that a Limited Partner claims financial
                                                    hardship.

No Right of Redemption by Limited
Partners; Lack of Liquidity.........................Limited Partners do not have the right to cause the
                                                    Fund to redeem their Units or to withdraw their capital
                                                    from the Fund. Units are not, and will not be, listed or
                                                    traded on any securities exchange or other securities
                                                    market, and no secondary market will develop for the
                                                    Units.

                                                    The Partnership Agreement generally prohibits
                                                    transfers of Units except back to the Fund, provided
                                                    that Limited Partners who are Employees or Former
                                                    Employees may, at the end of a calendar quarter,
                                                    transfer Units having an aggregate net asset value of
                                                    $25,000 to a limited number of Permitted Transferees
                                                    who, in turn, may only transfer Units back to the
                                                    transferor or the Fund. If a Limited Partner attempts
                                                    to transfer Units to someone other than a Permitted
                                                    Transferee, the transfer will not be permitted and
                                                    will be void.

Certain U.S. Federal Tax Considerations.............Fund counsel, Skadden, Arps, Slate, Meagher & Flom LLP, has rendered an opinion to the effect that, under current
                                                    law and based on certain assumptions and
                                                    representations, the Fund will be treated as a
                                                    partnership and not as a "publicly traded
                                                    partnership" that is treated as a corporation for
                                                    federal income tax purposes. Accordingly, the Fund
                                                    should not be subject to federal income tax, and each
                                                    Limited Partner will be required to report on its own
                                                    annual tax return such Limited Partner's allocable
                                                    share of the Fund's taxable income or loss.

Risks...............................................As a result of the limited liquidity of Units, and its investment program, including its intention to
                                                    utilize a variety of investment strategies and invest
                                                    in a diversified portfolio of investments (including
                                                    Alternative Asset Portfolio Funds), an investment in
                                                    the Fund is subject to a number of risks, which risks
                                                    are set forth in detail beginning on page 11 under
                                                    "Risk Factors" and in the SAI.

Fund Expenses.......................................On an ongoing basis, the Fund will bear all of its own operating expenses, including fees paid to the
                                                    Adviser and Sub-Advisers; fees and expenses for
                                                    administration, accounting and custody services; and
                                                    Directors fees, among others. In addition, the Fund
                                                    will indirectly bear expenses charged by Portfolio
                                                    Funds, including management fees and performance fees
                                                    and allocations.

                                                    Kiewit has agreed to bear all costs associated with the
                                                    Fund's organization and the initial offering of Units.

                            SUMMARY OF FUND EXPENSES

         The purpose of the following table is to help you understand the fees and expenses that you, as a Limited Partner, would bear indirectly in the Fund.
This table assumes Fund total initial assets of $[   ] million, and shows Fund
expenses as a percentage of net assets attributable to Units. This table is only an estimate and should not be considered a representation of actual expenses the Fund will incur. Actual expenses may be greater or less than those shown below.

                                Annual Expenses

            Advisory fees......................................  __%(1)

            Other expenses(2) .................................  __%

            Total annual expenses..............................  __%

  (1) Estimated based on the expected initial allocation of the Fund's assets to Sub-Advisers and Portfolio Funds, but does not include estimated performance fees or allocations charged by Alternative Asset Portfolio Funds. Advisory fees charged by the Adviser with respect to a portion of the Fund's assets depend on the asset class such assets are invested in and range from 0.125% to 0.55% on an annual basis. Similarly, advisory fees charged by Sub-Advisers with respect to the portion of the Fund's assets depend on the asset class such assets are invested in and range from 0.10% to 2.50% on an annual basis.

  (2) "Other expenses" are based on estimated amounts for the 12 month period ending [ ], 200[ ], and include, among other things, administration fees, legal fees, the independent auditor's fees, printing costs and fees payable to the members of the Board of Directors of the Fund, but do not include organizational and offering expenses of the Fund incurred in the initial offering of the Fund's shares which, if included, would result in a higher percentage. Kiewit will bear all costs associated with the Fund's organization, and the initial offering of Units.



         Example(3)
                                                   Year 1       Year 3       Year 5     Year 10

You would pay the following expenses on a
$1,000 investment, assuming a 5% annual return:    $[  ]        $[  ]        $[  ]       $[  ]


(3) For a more complete description of the various costs and expenses, see "Fund Expenses." Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                             THE FUND'S INVESTMENTS

Investment Objective and Policies

         The Fund's investment objective is long term capital growth with consideration given to consistency of returns. No assurance can be given that the Fund will achieve its investment objective.

         The Fund's investment objective is fundamental and may not be changed without the approval of the Limited Partners. However, the Fund may depart from its investment objective in response to adverse market, economic or political conditions by taking temporary defensive positions in high-quality, short-term fixed income securities or cash.

         Except as otherwise stated in this Prospectus or in the SAI, the investment policies of the Fund are not fundamental and may be changed by the Board if the Board believes doing so would be consistent with the Fund's investment objective. The Fund's fundamental investment policies are listed in the SAI. Its principal investment policies, including its investment program, are discussed below.

Investment Program

         Implementation of Investment Program. Under normal market conditions, the Adviser intends to: (i) select Sub-Advisers to invest the Fund's assets directly on the Fund's behalf and (ii) invest the Fund's assets directly in Portfolio Funds. Sub-Advisers and the investment managers of Portfolio Funds ("Portfolio Managers") engage in a variety of investment strategies and may invest in a diversified portfolio of investments.

         The Fund is designed to provide Employees that become Limited Partners the opportunity to diversify their investment in Kiewit with a professionally managed and diversified fund that will offer such Employees access to types of investments and professional investment management that otherwise would not be available to them on an individual basis.

         The Adviser is responsible for the various aspects of the investment process, including Sub-Adviser and Portfolio Fund/Portfolio Manager identification and evaluation, portfolio construction advice, portfolio management, risk management and ongoing monitoring of investment operations. The Adviser will seek to identify Sub-Advisers and Portfolio Managers that possess an advantage that sets them apart from other managers following similar strategies. Such advantages may include superior market models, a team of talented and experienced investment professionals, or a strategy or strategy implementation that cannot be easily duplicated by competitors.

         The Adviser has agreed to subject each Sub-Adviser and Portfolio Fund to a rigorous due diligence process, analyzing both quantitative and qualitative criteria. This process includes an evaluation of the Sub-Adviser's or the applicable Portfolio Fund's Portfolio Manager's strategy and the ability to pursue such strategy and to minimize undesirable risks. In addition, the Adviser will assess the business operations of each Sub-Adviser and Portfolio Manager.

         Principal Fund Investments and Investment Strategies. Under normal market conditions, the Fund's assets will be invested in a diversified portfolio of securities, which will include U.S. and non-U.S. equities and fixed income instruments and Portfolio Funds that are mutual funds, private investment funds and Alternative Asset Portfolio Funds. In addition, the Fund may also invest in derivative securities, equity-related instruments, currencies, financial futures, debt-related instruments and Portfolio Funds that are private equity/venture capital funds, real estate funds and funds that invest in commodities (subject to any limitations set forth in the 1940 Act). In response to changes in the securities markets generally, or pending investment or to maintain necessary liquidity, the Fund may invest in high-quality, fixed-income securities, cash or cash equivalents from time to time (or Portfolio Funds that invest in such instruments).

         The Fund's assets will be allocated among a variety of Sub-Advisers and Portfolio Funds that invest in a variety of asset classes and investment strategies in a diversified manner to limit the negative impact on the risk and return targets of the overall portfolio if any Sub-Adviser, Portfolio Fund, asset class or investment strategy should perform below expectations. To further minimize the risk of insufficient diversification, the Fund will not allocate more than 10% of its assets to any single Sub-Adviser or Portfolio Fund, measured at the time of investment, except from time to time to certain Portfolio Funds that are money-market funds, broad-based index funds or fixed-income funds or Sub-Advisers engaged in similar strategies on behalf of the Fund. In addition, the Fund will not invest more than 35% of its assets in Alternative Asset Portfolio Funds and it will not invest more than 50% of its assets in Portfolio Funds that are not mutual funds. These limits may be exceeded as a result of relative out-, or under-performance of a Sub-Adviser or Portfolio Fund, and the Fund may not adjust the allocations in such event.

         The investments proposed to be made and strategies proposed to be employed by Sub-Advisers on behalf of the Fund or Portfolio Managers on behalf of their respective Portfolio Funds may include those described below.

         Cash and Fixed Income. Cash and fixed income allocations will be invested in money markets and high quality government, municipal and corporate bonds. Normally, the Adviser will implement this strategy by allocating the Fund's assets to a Sub-Adviser that has entered into an investment advisory agreement with the Fund or by investing in a Portfolio Fund.

         U.S. Equity. U.S. equity strategies might include investments in common stocks, preferred stocks, REITS and other equities. In addition, such strategies may be "active" or "passive." Passive, in this context, means a strategy that is intended to replicate the performance of a broad-based securities index, such as the S&P 500 or Russell 3000, by investing in the securities that comprise the index. Active, on the other hand, are all non-passive strategies. Normally, the Adviser will implement this strategy by allocating the Fund's assets to a Sub-Adviser that has entered into an investment advisory agreement with the Fund or by investing in a Portfolio Fund.

         International Equity. International equity strategies include investments in global equity markets in both developed and emerging countries. Securities might be purchased and sold on U.S. or international stock markets and may be transacted in dollars or local currencies. Dedicated emerging markets strategies invest in equity and debt of companies in non-developed economies, such as parts of Asia, Africa and South America. Normally, the Adviser will implement these strategies by investing in Portfolio Funds.

         Absolute Return. Absolute return funds seek to generate positive annual returns with low volatility in all market environments. Investment managers in this asset class invest in a wide array of securities including equity, debt, derivatives and futures. Examples of absolute return sub-strategies include merger arbitrage, fixed income arbitrage, equity market neutral and distressed equity and debt. Normally, the Adviser will implement this strategy by investing in Alternative Asset Portfolio Funds.

         Equity/Global Hedge. Equity hedge investments typically buy and sell short U.S. and global equities. These investments tend to have a greater allocation of capital to long investments than short and are thus more correlated to equity markets than absolute return strategies. Normally, the Adviser will implement this strategy by investing in Alternative Asset Portfolio Funds.

         Private Equity, Real Estate and Commodities. Strategies may include venture capital funds, buyout funds, funds that invest in corporate restructurings and other private investments, private real estate funds and funds investing in commodities such as lumber, oil or minerals. The Adviser will implement this strategy by investing in Portfolio Funds, which, in the case of commodities are referred to as "commodity pools."

         Although the initial asset allocation has not yet been implemented, the Fund anticipates that its initial asset allocation will generally be within the ranges set forth below; provided, however, that the Board, in its discretion, may change such allocation without Limited Partner approval. The Adviser expects that after the receipt of proceeds resulting from the Exchange Offer, it will be fully invested in accordance the Fund's investment program within twelve months.


                                                                Initial Asset
           Asset Class                                           Allocation

        Cash and Fixed Income                                      0% - 25%

        Passive U.S. Equity                                       20% - 40%

        Active U.S. Equity                                         5% - 25%

        Active International Equity                               10% - 30%

        Alternative Asset Portfolio Funds                         15% - 35%

         The Adviser will actively monitor the Fund's asset allocation and will rebalance the Fund's portfolio in response to changing market conditions in furtherance of the Fund's investment objective.

          Other Investment Strategies. Because many Portfolio Funds (other than mutual funds) will not be registered under the 1940 Act, they typically provide greater flexibility than the case of registered investment companies, such as mutual funds, as to the types of securities they hold, the types of trading strategies they use, and in many cases, the amount of leverage they use. The Portfolio Funds utilized by the Fund may invest and trade in a wide range of instruments and markets and may pursue various investment strategies. Although the Portfolio Funds will primarily invest and trade in equity and debt securities (domestic and non-U.S.), they may also invest and trade in a wide range of other investments, including but not limited to equity-related instruments, currencies, options, financial futures, commodity futures and forwards and debt-related instruments. Portfolio Funds may also sell securities short and use a wide range of other investment techniques. Portfolio Funds are generally not limited in the markets, either by location or type, such as large or small cap or non-U.S. markets in which they invest, or the investment discipline that they may employ, such as value or growth or bottom-up or top-down analysis. The Fund will not invest in any Portfolio Fund sponsored or managed by the Adviser, any other adviser or any Sub-Adviser (or any of their respective affiliates) that has entered into an investment advisory agreement with the Fund.

         Alternative Asset Portfolio Funds and, to a lesser extent, non-Alternative Asset Portfolio Funds and Sub-Advisers managing the Fund's assets directly, may use various investment techniques for hedging and non-hedging purposes. A Portfolio Fund or Sub-Adviser may, for example, sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions, subject, in the case of a Sub-Adviser, to compliance with the 1940 Act. The use of these techniques may be an integral part of the investment program of an Alternative Asset Portfolio Funds, and involves certain risks. Alternative Asset Portfolio Funds and, to a lesser extent, non-Alternative Asset Portfolio Funds and Sub-Advisers (subject to compliance with the 1940 Act) may use leverage, which also entails risk.

         Portfolio Managers have full discretion, without the Board's or the Adviser's input, to purchase and sell securities and other investments for their respective Portfolio Funds consistent with the relevant investment advisory agreements, partnership agreements or other governing documents of such Portfolio Fund. A Portfolio Fund may, among other things:

         o engage in hedging in related equity, convertible and interest rate securities;

         o engage in risk arbitrage involving the purchase of securities of companies undertaking mergers and acquisitions;

         o invest in instruments of failing companies or companies in bankruptcy;

         o        engage in strategic block investing;

         o utilize substantial short sales and leverage, repurchase agreements and options;

         o invest with asset allocators that utilize a variety of the strategies delineated above; and

         o effect transactions in foreign exchange, commodities and futures contracts (and, when available, options on those instruments).

Description of Principal Fund Investments

         The Fund anticipates that its assets will be primarily invested: (i) directly by Sub-Advisers on its behalf or (ii) indirectly through Portfolio Funds, in the securities described below and in the SAI. Additional information about the types of investments that will be made by the Fund, its investment practices and related risk factors is provided in the SAI. Except as otherwise indicated, the Fund's investment policies and restrictions are not fundamental and may be changed without the vote of Limited Partners.

         Common Stock. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer's debt securities, preferred stock and other senior equity securities. The Fund may hold or have exposure to common stock of issuers of any size (in terms of market capitalization or otherwise) and in any industry or sector.

         Preferred Stock. Preferred stocks represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks.

         Convertible Securities. Convertible securities are typically preferred stock or bonds that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities are sometimes called "hybrid" securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior equity securities of a company offering a stated dividend rate. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's non-convertible debt obligations or preferred stock.

         Warrants or Rights. Warrants or rights are securities which permit, but do not obligate, their holders to subscribe for other securities. Warrants or rights are subject to the same market risks as stocks, but may be more volatile in price. Warrants or rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer.

         REITs. Real estate investment trusts, or REITs, are real estate companies that pool investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and gradual asset appreciation. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Fund may invest in both publicly and privately traded REITs.

         Fixed Income Securities. Fixed income securities include, among other securities, corporate debt obligations, mortgage and asset backed securities, U.S. government obligations, investment grade and high yield sovereign debt, high yield debt and loans. Fixed income securities are investment grade if they are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization, they have received a comparable short-term or other rating or they are unrated securities that the Adviser reasonably determines are of comparable quality to investment grade securities. High yield, below investment grade fixed income securities are securities that are rated by a recognized rating organization below its top four long-term rating categories or unrated securities determined to be of equivalent quality.

         Foreign Securities and American Depositary Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the U.S.

         Sovereign Government and Supranational Debt. These sovereign fixed income securities may include: fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in foreign countries, fixed income securities issued by government owned, controlled or sponsored entities located in foreign countries, interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers, Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness, participations in loans between emerging market governments and financial institutions, or fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

         Asset-Backed Securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

         Registered Investment Companies (Mutual Funds). Investments in Portfolio Funds may include Portfolio Funds that are investment companies registered under the 1940 Act. Open-end investment companies are referred to as mutual funds. Were the Fund to invest more than (i) 5% of its assets in the securities of one other investment company or (ii) 10% of its assets in securities of all other investment companies, in each case, that were not "money market funds," it would be subject to certain restrictions, including that the acquired fund(s) would not be required to redeem any shares owned by the Fund if any such redemption would result in the acquiring fund being required to redeem more than 1% of the acquired fund's outstanding shares during any 30-day period and that the Fund generally votes securities of such investment companies in accordance with instructions of Limited Partners.

         Currency Transactions. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange listed and over-the-counter options on currencies, and currency swaps. A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operate similarly to an interest rate swap.

         Derivatives. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments that may be used include options contracts, futures contracts, options on futures contracts, credit default swaps and swap agreements.

         Short-Term and Defensive Investments. The Fund will invest its cash reserves in high quality short-term investments. These investments may include money market instruments and other short-term debt obligations, money market mutual funds, and repurchase agreements with banks and broker-dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash.

                                  RISK FACTORS

         An investment in the Fund entails substantial risks. The Fund has retained the Adviser to be responsible for developing, implementing and supervising the Fund's investment program. The Adviser may retain Sub-Advisers to invest the Fund's assets directly on the Fund's behalf or it may invest the Fund's assets directly in Portfolio Funds. In both cases, the Sub-Advisers and Portfolio Funds will use a variety of investment strategies that may entail significant risks. Various risks are also associated with investing in Units, including risks relating to the structure of the Fund and risks relating to the limited liquidity of Units.

         Prospective investors should consider the following factors in determining whether an investment in the Fund is a suitable investment. However, the risks enumerated below should not be viewed as encompassing all of the risks associated with an investment in the Fund. Prospective investors should read this entire prospectus and the SAI of the Fund and consult with their own advisers before deciding whether to invest. In addition, as the Fund's investment program develops and changes over time (subject to limitations established by the Fund's investment policies and restrictions), an investment in the Fund may in the future entail additional and different risk factors.

General Market Risks

         General Economic and Market Conditions. The success of the Fund's investment objective may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund's profitability or result in losses.

         General Risks of Securities Activities. All securities investing and trading activities involve the risk of loss of capital. While the Fund will attempt to moderate these risks, there can be no assurance that the Fund's investment activities will be successful or that Limited Partners will not suffer losses.

         Market Risk. Market risk is the risk of potential adverse changes to the value of financial instruments and their derivatives because of changes in market conditions like interest and currency-rate movements and volatility in commodity or security prices. Each trading strategy utilized by the Fund, even one that is "market neutral" or "non-directional," involves some, and occasionally a significant degree of, market risk. The profitability of the Fund depends, in part, upon the Adviser, Sub-Advisers and Portfolio Managers correctly assessing future price movements of securities and other financial instruments. There can be no assurance that any Adviser, Sub-Adviser or Portfolio Manager will accurately predict these price movements.

         Risks of Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which the Fund's assets may be directly or indirectly invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Intervention often is intended directly to influence prices and may, together with other factors, cause all such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Fund and Portfolio Funds are also subject to the risk of the failure of any exchanges on which their respective positions trade or of such positions' clearinghouses.

         The Fund and Portfolio Funds may invest in equity or other securities of companies that are subject to substantial risk as a result of their business prospects. Such companies could include, for example, start up companies that have been founded in the past several years and which are in the early stages of developing products or services, or companies that have recently undergone restructuring or are in "distressed situations." These investments are subject to inherent market risks and fluctuations as a result of company earnings, economic conditions and other factors beyond the control of the Adviser, Sub-Advisers or Portfolio Managers. In addition, the public equity markets have in the past experienced significant price volatility.

Investment and Securities Specific Risks

         Equity Securities. The market price of equity securities, including common and preferred stocks, may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself, including the historical and prospective earnings of the issuer and the value of its assets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities, and particularly common stocks, generally have greater price volatility than bonds and other debt securities.

         Preferred Stock. In addition to equity securities risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer's call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer's capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than many other equity securities, corporate debt securities and U.S. Government securities.

         Real Estate Investment Trusts (REITs). REITS can generally only hold real property investments; thus, an investment in REITs would result in the risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; general and local economic conditions; unavailability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs of cleaning up environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. An economic downturn could have a material adverse effect on the real estate markets and on the Fund's investment in REITs. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. In addition, real estate investments are relatively illiquid and, therefore, the ability of REITs to vary their portfolios promptly in response to changes in economic or other conditions is limited. REITs may also have joint venture investments in certain of its properties, and consequently its ability to control decisions relating to such properties may be limited. REITs (especially mortgage REITs) are also subject to interest rate risks. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index.

         Warrants and Rights. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund or a Portfolio Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants' or rights' expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no increase in the price of the underlying security.

         Fixed-Income Securities. The value of fixed-income securities will change in response to fluctuations in interest rates. In addition, the value of certain fixed-income securities can fluctuate in response to perceptions of credit worthiness of the issuer, political stability or soundness of economic policies. Valuations of other fixed-income instruments, such as mortgage-backed securities, may fluctuate in response to changes in the economic environment that may affect future cash flows.

         Interest rates may go up, causing the prices of fixed-income securities to decline and reducing the value of the Fund's fixed-income investments. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing a Sub-Adviser or a Portfolio Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities is extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. A Sub-Adviser's or Portfolio Manager's judgment about the attractiveness, relative value or potential appreciation of a particular security or about interest rate trends may prove to be incorrect.

         Below Investment Grade (High-Yield) Securities. At any one time, a portion of the Fund's or a Portfolio Fund's assets may be invested directly or indirectly in instruments that are high-yield securities. High-yield securities, commonly referred to as "junk bonds," are considered speculative and, compared to investment grade securities, tend to have more volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments, a greater risk of loss due to default or declining credit quality, a greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments, a greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

         High-yield securities generally offer a higher current yield than that available from higher grade issuers, but typically involve greater risk. The market values of high-yield securities tend to be more sensitive to issuer-specific developments and changes in economic conditions than higher-rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be more readily impaired than issuers of higher-rated securities. Companies that issue high-yield securities may not have access to more traditional methods of financing, and may be unable to repay their debt obligations at maturity by refinancing. As a result, high-yield securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher rated securities because medium and lower rated securities generally are unsecured and subordinated to senior debt. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of high-yield securities especially in a market characterized by a low volume of trading.

         Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund or a Portfolio Fund, thereby reducing the Fund's net asset value. In addition, default may cause the Fund or a Portfolio Fund to incur expenses in seeking recovery of principal of or interest on its portfolio holdings.

         Call and Put Options. Portfolio Funds and, to a lesser extent, Sub-Advisers investing the Fund's assets directly, may buy or sell put and call options. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

         Small Cap Issuers. The general risks associated with securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, limited markets for their products or services or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

         Non-U.S. Investments. The Fund and Portfolio Funds may invest in securities of non-U.S. companies and countries. Investing in these securities involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. government or its agencies, including: political and economic considerations such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Adviser's, Sub-Adviser's or Portfolio Fund's investment opportunities. In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to U.S. standards and, consequently, less information is available to investors in issuers located in such countries than is available to investors in U.S. issuers. Moreover, a non-U.S. issuer may be domiciled in a country other than the country in whose currency the security is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other. There is also less regulation, generally, of the securities markets in foreign countries than there is in the U.S. In addition, unfavorable changes in foreign currency exchange rate may adversely affect the U.S. dollar values of securities denominated in foreign currencies. The Adviser, Sub-Advisers and Portfolio Funds may, but are generally not required to, hedge against such risk, and there is no assurance that any attempted hedge will be successful. The risks associated with investing in securities of foreign issuers are more pronounced if the Fund or Portfolio Fund invests significantly in one country or geographic region.

         Non-U.S. Sovereign Fixed-Income. The ability of a foreign sovereign issuer to make timely and ultimate payments on debt obligations will also be strongly influenced by the sovereign issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations.

         Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund ("IMF"), the International Bank for Reconstruction and Development (the "World Bank") and other international agencies to which a government debtor may be subject. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

         Emerging Markets. In addition to the risks described under "Non-U.S. Investment " and "Non-U.S. Sovereign Fixed-Income," investing in emerging markets involves additional risks. Securities of issuers in emerging markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund or a Portfolio Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems. Investments in issuers in emerging and developing markets may be subject to greater risks of government restrictions with respect to withdrawing the proceeds from sales of such investments. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments of developing countries may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies.

         Restricted and Illiquid Investments. Although it is anticipated that the Fund and most Portfolio Funds will invest primarily in publicly traded securities, the Fund and Portfolio Funds may invest in restricted securities and other investments that are illiquid, which include securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. As a closed-end fund, the Fund is not generally restricted from investing any amount in illiquid securities except to the extent it will be required to maintain liquid assets sufficient to meet tendered units as a result of an Annual Repurchase Offer. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The market prices, if any, for such securities tend to be volatile and they may not be able to be sold when any Sub-Adviser or Portfolio Fund desires to do so or the Fund or a Portfolio Fund may be able to realize the price at which they are carried on the books in the event of a sale. In addition, illiquid securities may be difficult to value. If the precise or accurate market quotations for a particular security is difficult to determine, a greater degree of judgment may be necessary in making such valuations, which may mean the Fund's or a Portfolio Fund's net asset value becomes difficult to accurately determine.

         The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. When registration is required to sell a security, the Fund or a Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund or the Portfolio Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during this period, the Fund or a Portfolio Fund might obtain a less favorable price than the price that prevailed when the Fund or Portfolio Fund decided to sell. For the portion of the Fund's assets that are managed directly or are allocated to a Sub-Adviser to manage directly, restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the Board. Sub-Advisers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased the securities.

         The Fund's interests in Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund's ability to liquidate an interest and withdraw from a Portfolio Fund will likely be limited. The liquidity of these Portfolio Funds' interests may adversely affect the Fund were it to have to sell interests at an inopportune time. In addition, Portfolio Funds that are private equity, venture capital or real estate funds will generally be substantially comprised of investments in illiquid securities or other assets.

         Borrowing; Leverage. Although not currently anticipated, the Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. The Fund may directly or indirectly borrow funds from brokerage firms and banks. Borrowing for investment purposes is known as "leverage." The Fund may also incur "leverage" by the use of transactions such as reverse repurchase agreements, mortgage dollar rolls and similar transactions. The amount of borrowing that the Fund can undertake directly is limited by the 1940 Act and policies adopted by the Board from time to time. Portfolio Funds, however, are not subject to the 1940 Act and may incur substantially more leverage than the Fund. As a result, the Fund is likely to be invested in Portfolio Funds that are leveraged to a substantially greater extent than the Fund could utilize were it to incur leverage directly. Although leverage presents opportunities for increasing total investment return, it has the effect of potentially increasing losses as well. Any event that adversely affects the value of an investment held by the Fund directly or indirectly could be magnified to the extent that leverage is employed. The cumulative effect of the use of leverage directly or indirectly in a market that moves adversely to the investments of the entity employing the leverage could result in a loss that would be greater than if leverage were not employed.

         The use of margin borrowings to effect securities acquisitions is a form of leverage. In general, the use of margin borrowings results in certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Fund or a Portfolio Fund has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then a "margin call" could result pursuant to which additional funds must be deposited with the broker or mandatory liquidation of the pledged securities will occur to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of the Fund or Portfolio Fund securing margin debt, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

Special Investment Instruments and Techniques

         Alternative Asset Portfolio Funds and, to a lesser extent, non-Alternative Asset Portfolio Funds and Sub-Advisers investing the Fund's assets directly, may utilize a variety of special investment instruments and techniques, some of which are described below, to hedge their investment portfolios against various risks, such as changes in interest rates or other factors that affect security values, or for non-hedging purposes. Alternative Asset Portfolio Funds may also use these special investment instruments and techniques as a fundamental part of an investment strategy and not merely for hedging purposes. These strategies may be executed through derivative transactions. Instruments used and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of these special investment instruments and techniques are speculative and involve a high degree of risk, particularly in the context of transactions that are not for hedging purposes.

         Hedging Transactions. Financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts, seek to hedge against declines in the values of portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible to hedge against a change or event at a price sufficient to protect from a decline in the value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all.

         While such transactions may be entered into to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the non-occurrence of other events being hedged against may result in a poorer overall performance than if such transactions had not been entered into. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. For a variety of reasons, a perfect correlation may not be sought between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent achieving the intended hedge or create additional risk of loss.

         Interest Rate Transactions. In order to reduce the interest rate risk inherent in fixed income investments, a party may enter into interest rate swap or cap transactions. Interest rate swaps or caps are used with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Fund or Portfolio Fund net earnings as a result of leverage. Interest rate swaps involve an agreement with a swap counterparty to pay a fixed rate payment in exchange for a variable rate payment that is intended to approximate all or a portion of a portfolio's variable rate interest payments on borrowings. The payment obligation would be based on the notional amount of the swap. Most swap agreements would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, the risk of loss consists of the net amount of payments that a non-defaulting party contractually is entitled to receive. Interest rate caps require the payment of a premium to the cap counterparty and would entitle such party, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the use of interest rate instruments could enhance or harm the overall performance of the Fund or a Portfolio Fund.

         Short Selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice. Short sales "against the box" involve selling short securities that are owned (or that a party has the right to obtain). When a short sale against the box is entered into, the seller will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. Such transactions, would result in the incurrence of transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

         Derivatives. Derivative transactions ("Derivatives") are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular Derivative and the applicable portfolio. Derivatives permit the increase or decrease of the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as a portfolio can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential effect on performance. The use of derivatives may include total return swaps, options and futures designed to replicate the performance of a particular investment vehicle or to adjust market or risk exposure.

         Counterparty Credit Risks. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund or a Portfolio Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding and may obtain only a limited recovery or may obtain no recovery in such circumstances.

         Many of the markets in which a Sub-Adviser or a Portfolio Fund effects transactions are "over-the-counter" or "inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are securities transactions effected on "exchange based" markets. To the extent a Sub-Adviser or Portfolio Fund invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund or Portfolio Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund or Portfolio Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where transactions are concentrated with a single or small group of counterparties.

Special Risks of Alternative Asset and Other Unregistered Portfolio Funds

         Most Portfolio Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not have the benefit of various protections afforded by the 1940 Act or the Securities Act of 1933, as amended, with respect to its investments in such unregistered Portfolio Funds (except to the extent that the 1940 Act governs the Fund). Although the Adviser expects to receive information from such Portfolio Funds regarding their respective investment performance and investment strategy on a regular basis, in most cases the Adviser has little or no means of independently verifying this information. Such Portfolio Funds may use proprietary investment strategies that are not fully disclosed to the Adviser or the Board, which may involve risks under some market conditions that are not anticipated by the Adviser or the Board. In addition, many Portfolio Managers of such Portfolio Funds may not initially be registered as investment advisers under the Investment Advisers Act of 1940, as amended, in reliance on certain current exemptions from registration under that act. In such cases, such Portfolio Managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers.

         By investing in unregistered Portfolio Funds indirectly through the Fund, Limited Partners bear asset-based fees and performance-based allocations at the Portfolio Fund level. Similarly, Limited Partners bear a proportionate share of the operating expenses of the Fund and, indirectly, similar expenses of Portfolio Funds. Prospective investors should be aware that if they meet the conditions imposed by such Portfolio Funds, including investment minimums, they could invest directly with such Portfolio Funds rather than indirectly through the Fund.

         Portfolio Managers to unregistered Portfolio Funds are normally compensated by asset-based fees and by performance fees or incentive allocations. Each Portfolio Manager of such a Portfolio Fund will receive any performance fees or incentive-based allocations to which it is entitled irrespective of the performance of the other Portfolio Funds and the Fund generally. As a result, any Portfolio Manager to such a Portfolio Fund with positive performance may receive performance fees or incentive allocations indirectly from the Fund (which will be borne by from Limited Partners), even if the Fund's overall returns are negative.

         Investment decisions of any Portfolio Manager are made independently of the investment decisions of other Portfolio Managers. As a result, at any particular time, one Portfolio Manager may be purchasing shares of an issuer for a Portfolio Fund whose shares are being sold by another Portfolio Manager for another Portfolio Fund. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

         Because the Fund may make additional investments in or withdrawals from unregistered Portfolio Funds only at certain times according to limitations set forth in the governing documents of such Portfolio Funds, the Fund from time to time may have to invest some of its assets temporarily in cash or money market funds.

         Unregistered Portfolio Funds may be permitted to redeem their interests in-kind. Thus, upon the Fund's withdrawal of all or a portion of its interest in such a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. In these circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interest of the Fund.

         The Fund may agree to indemnify certain of the unregistered Portfolio Funds and their Portfolio Managers from liability, damage, cost or expense arising out of, among other things, certain acts or omissions.

Other risks associated with the Fund's investment in unregistered Portfolio Funds include:

         Estimated Valuations. Certain securities in which unregistered Portfolio Funds invest may not have a readily ascertainable market price and will be valued by their Portfolio Managers. Such a valuation will be conclusive with respect to the Fund, even though a Portfolio Manager may face a conflict of interest in valuing the securities, as their value will affect the Portfolio Manager's compensation. In most cases, the Adviser will have no ability to assess the accuracy of the valuations received from a Portfolio Manager with respect to the Fund's investment in such a Portfolio Fund. The net asset values or other valuation information received by the Adviser from the Portfolio Funds will typically be estimates only, subject to revision through the end of each Portfolio Funds' annual audit.

         Securities Believed to Be Undervalued or Incorrectly Valued. Securities that an unregistered Portfolio Fund believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame such Portfolio Fund anticipates. As a result, the Fund may lose some or all of its investment in such a Portfolio Fund in any particular instance.

         Dilution. If an unregistered Portfolio Fund limits the amount of capital that may be contributed from the Fund, or if the Fund declines to purchase additional interests in such Portfolio Fund, continued sales of interests in such Portfolio Fund to others may dilute the returns for the Fund from the Portfolio Fund.

         Lack of Transparency. Unregistered Portfolio Funds, consistent with applicable law, may not disclose the contents of their portfolios to their investors. This lack of transparency may make it difficult for the Adviser to monitor whether holdings of such Portfolio Funds cause the Fund to be above specified levels of ownership in certain asset classes. Additionally the Fund may need to limit the amount of voting securities it holds in any such Portfolio Fund, and may as a result hold substantial amounts of non-voting securities. To the extent the Fund holds non-voting securities of a Portfolio Fund, it will not be able to vote on matters that require the approval of the investors in such Portfolio Fund. This restriction could diminish the influence of the Fund in, and adversely affect its investment in, such Portfolio Fund, which could result in unpredictable and potentially adverse effects on Limited Partners.

         Lack of Operating History. An unregistered Portfolio Fund, or a Portfolio Manager to a Portfolio Fund, may be a recently formed entity and may have little operating history upon which the Adviser can evaluate its performance.

         Control Positions. Unregistered Portfolio Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. If those liabilities were to arise, investors in such Portfolio Funds likely would suffer losses on their investments.

         Risks of "Hedge Fund" Strategies. Investment strategies used by Alternative Asset Portfolio Funds include: statistical arbitrage, fundamental equity arbitrage, fixed-income arbitrage, convertible bond arbitrage, corporate event arbitrage, distressed securities investing and systematic futures strategies. In general, such Portfolio Funds typically will have the flexibility to employ a variety of investment strategies using a broad range of financial instruments and asset classes. Such Portfolio Funds will not be limited by the 1940 Act or the Fund's fundamental restrictions on the use of leverage and leverage transactions, short sales, puts, calls or commodities, among others. In addition, such Portfolio Funds will be active investors in the securities market and are likely to have significant portfolio turnover.

         Performance Fees. In addition to asset-based management fees, each Portfolio Manager to an Alternative Asset Portfolio Fund and Portfolio Managers to certain other unregistered Portfolio Funds will likely receive performance fees or incentive allocations generally equal to 10% to 30% of net profits of the Portfolio Fund that it manages. These incentives may create an incentive for such Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in their absence. In addition, performance fees or incentive allocations may be calculated on a basis that includes realized and unrealized appreciation of assets, and may be greater than if it were based solely on realized gains.

         Real Estate Portfolio Funds. The Fund may invest in unregistered Portfolio Funds that invest directly in real property, which would result in the Fund being subject to risks associated with the direct ownership of real estate, which are described above under "Risks of Real Estate Investment Trusts (REITs)." Portfolio Funds that invest in real estate are subject to additional risks, including the risks associated with the substantial use of leverage and a lack of diversification of properties. Such Portfolio Funds share many of the risks associated with other unregistered Portfolio Funds discussed above, including non-SEC registered Portfolio Managers, payment of performance fees or incentive allocations, indemnification requirements, estimated valuations, dilution, and lack of operating history.

         Commodities Investment. The Fund may invest in unregistered Portfolio Funds that invest all or substantially all of their assets in commodities such as minerals, timber, oil or gas so long as no such investment would require the Fund to be registered with the Commodities Exchange Commission. (The Commodity Exchange Act would not require the Fund to be registered if in general less than 5% of its assets were invested in such asset classes.) Investing in commodities would subject the Fund to risks associated with the commodity investing, including declines in the value of a commodity; worldwide and U.S. economic conditions; changes in environmental regulations affecting such commodities; among others.

Fund Specific Risks

         Lack of Operating History. The Fund is a newly formed entity that does not have any operating history that investors can use to evaluate the Fund's investment performance. The Fund's investment program should be evaluated on the basis that there can be no assurance that the Fund will achieve its investment objective and that the Fund's net asset value may decrease.

         Limited Investment Restrictions. The Fund has few restrictions on what amount of allocated assets can be invested in any type of asset class. As a result, the Fund at any time may have a large portion of its assets directly or indirectly invested in high-risk investment securities, including high yield fixed-income securities, emerging market debt, distressed securities, small capitalization or non-U.S. equity or fixed income securities, or in Portfolio Funds that invest in such investments. In addition, Sub-Advisers may conduct their investment management operations independent of each other, with the result that one Sub-Adviser may be making an investment while the other is selling or redeeming the same or a substantially similar investment, which would result in the Fund directly or indirectly incurring transaction expenses without any or with little net change in investment position.

         Limited Liquidity. An investment in the Fund provides limited liquidity. Because the Fund is a closed-end fund, Limited Partners will not be able to redeem Units on a daily basis (unlike open-end funds, i.e., mutual funds, in which investors have a right to redeem their investments on a daily basis). In addition, with very limited exceptions, Units are not transferable, and liquidity will generally be provided only through Annual Repurchase Offers made by the Fund. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Units and should be viewed as a long-term investment.

         In-Kind Distributions. Payment for repurchased Units may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Adviser and the Fund intend to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Units.

         The Fund will distribute cash to Limited Partners whose Units are repurchased in an Annual Repurchase Offer. The Fund also expects to distribute cash to Limited Partners whose Units are otherwise repurchased other than during an Annual Repurchase Offer. However, there can be no assurance that the Fund will have sufficient cash to pay for Units that are repurchased other than during an Annual Repurchase Offer or that it will be able to liquidate investments at favorable prices to pay for such repurchased Units. Although the Fund does not generally intend to make distributions in-kind, under the foregoing circumstances, and in other unusual circumstances where the Board determines that making a cash payment would result in a material adverse effect on the Fund or on Limited Partners, Limited Partners whose Units are repurchased other than during an Annual Repurchase Offer may receive in-kind distributions of investments from the Fund's portfolio (valued in accordance with the Fund's valuation policies). Any such distributions will be made on the same basis to all Limited Partners in connection with any particular repurchase. In addition, a distribution may be made partly in cash and partly in-kind. An in-kind distribution may consist of securities that are not readily marketable and may be subject to restrictions on resale. Limited Partners receiving an in-kind distribution will incur costs, including commissions, in disposing of securities that they receive, and in the case of securities that are not readily marketable, Limited Partners may not be able to sell the securities except at prices that are lower than those at which the securities were valued by the Fund or without substantial delay.

         Annual Repurchase Offers. Except with respect to Units held by each year's newly-terminated Employees (and certain of their transferees) from whom the Fund will make a one-time offer to repurchase all Units, the Fund intends to offer to repurchase only a small percentage of the other outstanding Units each year, and there is no guarantee that Limited Partners (other than each year's newly-terminated Employees (and certain of their transferees)) will be able to sell all of their Units that they desire to sell in any particular Annual Repurchase Offer. If repurchase requests exceed the amount to be repurchased, the Fund will repurchase only a pro rata portion of the Units tendered by each Limited Partner. The potential for pro-ration may cause some Limited Partners to tender more Units for repurchase than they otherwise wish to have repurchased.

         The Fund's repurchase policy may have the effect of decreasing the size of the Fund over time from what it otherwise would have been if it did not repurchase Units. It may, therefore, force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase.

         Because the Fund may invest a portion of its assets in Portfolio Funds, the repurchase price received by a Limited Partner whose Units are repurchased may in part be based on an estimate of a Portfolio Fund's net asset value, which estimate is normally provided by the Portfolio Manager of such Portfolio Fund. However, even if such value later proves to have been incorrect, no adjustment to the repurchase price per Unit will be made after it has been determined.

         In addition, because the ESC Order provides the Fund with a longer period of time than Rule 23c-3 under the 1940 Act allows between the date that a Limited Partner informs the Fund that it wishes to have Units repurchased, and the eventual date of the repurchase, the Fund's net asset value may decline significantly during that period. Thus, Limited Partners should be aware that the net asset value of Units actually repurchased may be significantly less than the net asset value at the time a tender decision was made.

         Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Moreover, identification of attractive investment opportunities by Portfolio Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by a Portfolio Fund, a Portfolio Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Portfolio Funds sponsored, managed or advised by the Adviser, a Sub-Adviser or a Portfolio Manager and their affiliates may seek investment opportunities similar to those the Fund may be seeking, and none of these parties has an obligation to offer any opportunities it may identify to the Fund.

         Conflicts of Interest. The Adviser and Sub-Advisers and their respective affiliates provide investment advisory and other services to clients other than the Fund. In addition, investment professionals associated with the Adviser and Sub-Advisers may carry on investment activities for their own accounts and the accounts of family members (collectively with other accounts managed by the Adviser and Sub-Advisers and their respective affiliates, "Other Accounts"). The Fund has no economic interest in these activities. As a result of the foregoing, the Adviser and Sub-Advisers will be engaged in substantial activities other than on behalf of the Fund and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between the Fund and Other Accounts.

         There may be circumstances under which the Adviser and Sub-Advisers will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund's assets it commits to such investment. There also may be circumstances under which the Adviser or a Sub-Adviser purchases or sells an investment for their Other Accounts and does not purchase or sell the same investment for the Fund or purchases or sells an investment for the Fund and does not purchase or sell the same investment for one or more Other Accounts.

         The Adviser and Sub-Advisers and their respective affiliates may have interests in Other Accounts they manage which differ from their interests in the Fund and may manage such accounts on terms that are more favorable to them than the terms on which they manage the Fund. In addition, the Adviser and Sub-Advisers and their respective affiliates may charge fees to Other Accounts that are lower than the fees to which the Fund and its Limited Partners are subject.

         Inadequate Return. No assurance can be given that the returns on the Fund's investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of some or all of their investment in the Fund.

         Recourse to the Fund's Assets. The Fund's assets, including any investments made by the Fund and any interest in the Portfolio Funds held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund's assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

         Possible Exclusion of a Limited Partner. The Fund may, as determined by the Board of Directors, repurchase all or any Units held by a Limited Partner or other person acquiring Units from or through a Limited Partner in the event of death, termination of employment, any attempted unauthorized transfer, or breach of the Partnership Agreement, among other things. The effect of these provisions may be to deprive a Limited Partner (or his heirs or successors) of an opportunity for an investment return even though other Limited Partners might enjoy such a return. See "Repurchases, Redemptions and Transfers - Repurchases of Units."

         Tax Liability. The Fund does not intend to make annual or periodic distributions of all of its net income or gains, if any, to Limited Partners. Whether or not distributions are made, Limited Partners will be required each year to pay applicable income taxes on their respective shares of the Fund's taxable income, and may have to pay applicable taxes from other sources. Although the Fund intends to pay annual distributions to Limited Partners for the payment of all or a portion of a Limited Partners' income tax liabilities, the amount and times of any distributions will be determined in the sole discretion of the Board and may not be sufficient to enable a Limited Partner to satisfy his, her or its tax liabilities with respect to his, her or its share of the Fund's income. In addition, the Board may determine not to pay, or to cease paying, such distributions. As a result, there may be situations in which a Limited Partner will be required to pay a substantial amount of tax in excess of the amount of cash that the Limited Partner has received from the Fund. Because the Fund currently intends to make distributions no more frequently than once each year, the timing of distributions will not correspond to the due dates of estimated tax payments in the U.S. or Canada.

         Anticipated Delays in Schedules K-1. Each year, the Fund will distribute Schedules K-1 to Limited Partners so that they can prepare their respective U.S. federal, state, and local income tax returns. The preparation of the Limited Partners' tax returns is each Limited Partner's sole responsibility. The Fund's ability to provide final Schedules K-1 to Limited Partners for any given tax year prior to April 15 of the following year will depend upon when the Fund receives the requisite information from Portfolio Funds. The Fund will provide Schedules K-1 as soon as practicable after it receives all necessary information. Nevertheless, it is inevitable that Schedule K-1s will not be available until after April 15. Limited Partners should therefore be prepared to obtain extensions of the filing dates for their U.S. federal, state and local income tax returns. Limited Partners should consult their personal tax advisers.

         Tax Risks for Non-U.S. Limited Partners. The Fund may make investments that would cause non-U.S. Limited Partners to be engaged in a U.S. trade or business within the U.S. and thus be required to file U.S. tax returns and pay U.S. tax on income that is effectively connected with such U.S. trade or business. In addition, while the applicable law is not clear, it is possible that Units would be treated as U.S.-situs property that would be subject to U.S. estate tax upon the death of a non-U.S. Limited Partner. The General Partner will not be obligated to provide to Canadian Limited Partners all information with respect to the Fund that may be necessary to enable them to complete their Canadian tax returns, and accordingly Canadian Limited Partners may have to complete their Canadian tax returns on an estimated basis. However, the General Partner may in its sole discretion respond to reasonable requests by Canadian Limited Partners for such information. An extension of time for filing Canadian personal income tax returns is currently not available.

Other Risks

         The above discussions and the discussions contained in the SAI, of the various risks associated with the Fund and the Units are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, the SAI, and the Partnership Agreement and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund's investment program changes or develops over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

                          EXEMPTIONS FROM THE 1940 ACT

         The Fund will operate as a diversified closed-end management investment company registered with the Commission under the 1940 Act. However, the ESC Order has been obtained from the Commission pursuant to Section 6(b) of the 1940 Act which exempts the Fund as an "employees' securities company" with respect to the following provisions of the 1940 Act and certain regulations promulgated thereunder.

         Section 2(a)(13) - to allow certain persons or entities to become Limited Partners that are not employees or persons on retainer of Kiewit and its affiliated companies, former employees of Kiewit and its affiliated companies, members of the immediate family of such employees, persons on retainer, or former employees.

         Section 10(a) - to allow all of the Fund's Directors to be interested persons (as defined in the 1940 Act).

         Section 10(f) - to allow the Fund to rely on Rule 10f-3 notwithstanding that all or a majority of the Directors are interested persons.

         Section 15(a) - to allow investment advisory contracts between the Fund and the Adviser, or any other Adviser, and any Sub-Adviser to be approved, assigned, or materially amended without the approval of Limited Partners.

         Section 15(c) - to allow investment advisory contracts to be approved and renewed without the separate approval of Directors that are not interested persons.

         Sections 17(a) and (e) - to allow the Fund to rely on Rules 17a-7 and 17e-1 notwithstanding that all of the Directors may be interested persons of the Fund.

         Section 17(g) and Rule 17g-1 - to allow the Fund to acquire a fidelity bond notwithstanding that all of the Directors may be interested persons of the Fund.

         Section 17(j) and Rule 17j-1 - to allow the Fund to adopt a code of ethics under Rule 17j-1 notwithstanding that all of the Directors may be interested persons.

         Section 18(g) - to allow the Fund to avoid treating Units held by Limited Partners that are "newly- retired" Employees as a class of senior security.

         Section 23(c)(3) - to allow the Fund to repurchase Units as set forth under the heading "Redemptions, Transfers and Repurchases - Repurchases of Units."

         Rule 23c-3 - to allow the Fund to conduct Annual Repurchase Offers in the manner set forth under the heading "Annual Repurchase Offers" and notwithstanding that a majority of the Directors are interested persons.

         Section 30(h) and Rule 30h-1 - to avoid having Directors, officers and an affiliated Adviser be subject to Section 16 under the Exchange Act and so that such persons or entities may avoid filing Forms 3, 4 and 5.

         Section 32(a) - to allow the Fund to avoid submitting the approval of the Fund's auditor to the approval of Limited Partners each year.

         Section 12(d)(1)(J) - to the extent necessary to allow the Fund to invest in investment company securities in accordance with 12(d)(1)(F) without regard to ownership of such investment company securities by other investment companies advised by any Adviser or Sub-Advisers.

         Because the Fund is an employees' securities company, it is only open for investment to a limited number of persons or entities in accordance with the ESC Order. Persons or entities that are not eligible to invest in the Fund or hold Units will not be allowed to acquire Units.



                                USE OF PROCEEDS

         The Fund expects to commence its investment program in accordance with its investment objective as soon as practicable after capitalization in connection with the initial offer of Units in an exchange offer in which Kiewit will give Kiewit Stockholders the opportunity to exchange up to [__]% of their shares of Kiewit Stock for Units, cash or a combination of both (the "Exchange Offer"). Based on current market conditions, the Board expects the Fund will be fully invested in accordance with its investment program within twelve months.

                             MANAGEMENT OF THE FUND

General Partner

         Kiewit Investment Holdings Inc., a Delaware corporation, serves as the General Partner of the Fund. The General Partner is a wholly-owned subsidiary of Kiewit. The General Partner owns one Unit. The General Partner has retained only those rights, duties and powers to manage the affairs of the Fund that may not be delegated under Delaware law, and that have not been otherwise delegated by the General Partner to the Board pursuant to the Partnership Agreement. The General Partner will be responsible, among other things, for: (1) executing and filing with the Office of the Secretary of State of the State of Delaware, the Certificate of Limited Partnership and any amendments thereto or restatements thereof required to be filed pursuant to Delaware law; (2) executing and filing any other certificates required to be filed on behalf of the Fund with the Office of the Secretary of State of the State of Delaware; (3) executing any amendments to or restatements of the Partnership Agreement, in accordance with the terms of the Partnership Agreement; and (4) performing any other actions that Delaware law requires be performed by a general partner of a limited partnership (and that may not be performed by a delegate of a general partner).

Board of Directors

         The Board provides broad oversight over the operations and affairs of the Fund. The Fund's General Partner, to the fullest extent permitted by Delaware law, has irrevocably delegated to the Board its rights and powers to monitor and oversee the business affairs of the Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the powers, authority and responsibilities on behalf of the Fund that are substantially similar to the powers, authority and responsibilities that are customarily exercised by the "board of directors" of an investment company registered under the 1940 Act that is organized as a Delaware corporation. The General Partner will remain as the General Partner of the Fund and will continue to be liable as a general partner. However, Kiewit will assume no liability of the General Partner. The Directors, in their capacities as such, are not general partners of the Fund. Directors will not contribute to the capital of the Fund in their capacity as Directors, but may purchase Units.

         Directors may be removed in accordance with the Partnership Agreement, with or without cause, by a written instrument signed by at least a majority of the number of Directors prior to such removal, or at any special meeting of Limited Partners, by a vote of at least two-thirds (2/3) of the total number of votes eligible to be cast by all Limited Partners.

         Information about each Director, including his business experience, is provided in the SAI under the heading "Management." Pursuant to the ESC order, the Fund is not required to have any Directors that are not interested persons.

         The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the Limited Partners. See the SAI under "Management" for information about each Director and the officers of the Fund. Unless otherwise noted, the address of each person listed is c/o the Fund, Kiewit Plaza, Omaha, NE 68131.

The Adviser

         Offit Hall Capital Management LLC serves as the Adviser, subject to the ultimate supervision of, and any policies established by, the Board, pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment objective and policies. The Adviser is an SEC registered investment advisory firm with offices in San Francisco and New York. As of March 31, 2004, the Adviser had more than $13.2 billion under advisement for approximately 92 clients.

         Kathyrn Hall, the President and Chief Investment Officer of the Adviser, is primarily responsible for furnishing investment advice to the Fund. In addition to Morris W. Offit (the Adviser's Chairman and Chief Executive Officer) and Ms. Hall, there are nine other Managing Directors (the "Principals") that bring practical capital markets experience, as well as expertise in investment management and portfolio management. Principals also have extensive experience in the legal, accounting, and finance professions and currently serve on the boards of a number of foundations and endowments. A majority of the Adviser is owned by the Managing Directors.

         In considering the Adviser, the Board reviewed, among other things, the Adviser's performance during various time periods and market cycles, Sub-Adviser and Portfolio Fund and Portfolio Manager selection process, core asset allocation approach, Alternative Asset Portfolio Fund investment expertise, independence, fees and costs and depth of resources.

         Advisory Agreement. The Advisory Agreement provides that the Adviser may (i) select (subject to the Board's approval) Sub-Advisers (or recommend to the Board that the Fund do so) to invest portions of the Fund's assets directly on the Fund's behalf or (ii) invest the Fund's assets in Portfolio Funds directly. Notwithstanding that the Adviser and any Sub-Adviser retained to manage a portion of the Fund's assets directly will enter into investment advisory agreements with the Fund, the Board has authority to terminate the Adviser or any Sub-Adviser. In addition, as a result of the ESC Order (as amended from time to time), the Board has authority to retain a new investment adviser or Sub-Adviser to manage all or any portion of the Fund's assets or to materially amend the terms of the Advisory Agreement or any investment advisory agreement with a Sub-Adviser without any requirement of Limited Partner approval, including to increase fees payable to the Adviser or such Sub-Adviser.

         Advisory Fees. As compensation for services required to be provided by the Adviser under the Advisory Agreement, the Fund will pay the Adviser advisory fees ("Advisory Fees") computed on the percentage of the Fund's assets invested in certain asset classes on an annual basis, determined as of the end of each quarter as set forth below.

        Asset Class                                    Fees charged by Adviser
        -----------                                    -----------------------

        Cash and Fixed Income                                  0.125%

        Passive U.S. Equity (i.e., index investing)            0.125%

        Active U.S. Equity                                     0.50%

        Active International Equity                            0.50%

        Alternative Asset Portfolio Funds                      0.55%

         The Fund will pay each Sub-Adviser an advisory fee computed as percentage of the Fund's assets allocated to such Sub-Adviser. Presently, the actual advisory fees payable to Sub-Advisers is not known, however, the Adviser has informed the Board that it expects the advisory fees charged by Sub-Advisers to be dependent on the asset class for which such Sub-Adviser invests, as set forth below. Such advisory fees payable to Sub-Advisers will be computed on the percentage of the Fund's assets allocated to such Sub-Adviser on an annual basis, determined as of the end of each quarter.

        Asset Class                                            Sub-Advisers*
        -----------                                            -------------

        Cash and Fixed Income                                  0.10% - 0.50%

        Passive U.S. Equity                                    0.05% - 0.20%

        Active U.S. Equity                                     0.70% - 2.50%

        Active International  Equity                           0.70% - 2.50%

         _____________
         * Actual fees payable to each Sub-Adviser will be determined at the time of entering into an advisory agreement with such Sub-Adviser and will depend on a number of factors, including the amount of assets allocated to such Sub-Adviser (e.g., a smaller fee percentage if the Fund meets certain asset levels with such Sub-Adviser), competition in the asset management industry, or the state of the securities markets for such asset classes.


         Fees and allocations payable by Portfolio Funds are not included in the above table. Portfolio Fund fees will not be paid directly by the Fund. Rather, such Portfolio Funds deduct such fees directly from the Portfolio Funds' assets. Typically, these fees include both a management fee and a performance fee or allocation. Certain Portfolio Funds that are mutual funds, private fixed income or index funds generally do not charge performance fees or allocations. Management fees generally range from 1% to 3% per year. Performance fees or allocations generally range from 15% to 30% of net profits by the Portfolio Fund (subject to a "high-water" mark).

         Adviser's Investment Processes. The Adviser's approach to evaluating Sub-Advisers and Portfolio Funds utilizes quantitative and qualitative tools. The Adviser's investment process, which will be utilized in managing the Fund, includes the following steps:

o A screening procedure that identifies Sub-Advisers and Portfolio Funds that have quality management teams and track records;

o An extensive due diligence process undertaken prior to recommending a specific investment;

         o A detailed investment recommendation to the Adviser's Investment Committee, including the important considerations for each specific Sub-Adviser or Portfolio Fund;

         o Investment Committee review and decision as to whether to approve a Sub-Adviser or Portfolio Fund for consideration as an investment by the Fund; and

         o A portfolio construction assessment, which weighs whether a particular recommended fund satisfies the Fund's investment objective and investment policies.


         If a Sub-Adviser or Portfolio Fund is viewed favorably after the initial due diligence process, the research team prepares a detailed investment recommendation. This document includes the following information for each potential Sub-Adviser or Portfolio Fund (as well as other information considered pertinent):

         o        Organizational history;

         o        Management team experience and background;

         o Investment strategy, including competitive position and environment;

         o        Investment process and key decision makers;

         o        Track record and performance history of management teams;

         o        Investment terms and conditions;

         o        Approach to risk control;

         o        Key strengths and concerns; and

         o        Representative investments.

         A recommended Sub-Adviser or Portfolio Fund must also be assessed in the context of overall portfolio construction for the Fund. The Adviser's Investment Committee assesses, to the extent possible, the types of investments Sub-Advisers and Portfolio Funds are likely to make, in order to avoid an unintended concentration of strategies. The quality of this judgment is a function of the experience of the Adviser's Investment Committee and the degree of effort put forth in the due diligence process.

         The Adviser's Investment Committee will review and make a final decision on the eligibility of any potential investment for the Fund. The members of the Investment Committee are currently Kathryn A. Hall, John F. Powers, Morris W. Offit and Alexander M. Cook. Biographical information concerning members of the Adviser's Investment Committee is set forth below.

         Kathryn A. Hall. Ms. Hall has nearly 20 years of capital markets experience. Ms. Hall is President and Chief Investment Officer of the Adviser and a member of the Adviser's Investment and Management Committees. Previously, Ms. Hall was President and a Managing Director of Laurel Management Company, LLC. Currently, Ms. Hall is a Trustee of Princeton University, a member of the Board of Directors of Princeton University Investment Company and the Stanford Management Company, which oversees the Stanford endowments, and is a Director of the American Century Mountain View Funds. She also serves as chair of the investment committee on the Boards of the UCSF Foundation and the San Francisco Day School. She previously served on the Board of Trustees of Mills College, where she chaired the Investment Committee, and the Board of Yerba Buena for the Arts. Ms. Hall graduated cum laude from Princeton University in 1980 with an A.B. in Economics. She received an MBA from Stanford Graduate School of Business in 1984.

         Morris W. Offit. Mr. Offit is Chairman and Chief Executive Officer of the Adviser. He is a member of the Adviser's Investment and Management Committees. He previously was founder and CEO of OFFITBANK, a wealth management private bank, which merged into Wachovia Bank in 1999. Mr. Offit is a Trustee of The Johns Hopkins University where he served as Chairman of the Board (1990-1996). He is also a Trustee of the Jewish Museum where he served as Chairman of the Board (1987-1991). Mr. Offit was recently elected President of UJA-Federation of New York and prior to this served as Chairman of the Board (2001-2004). Mr. Offit received a BA from The Johns Hopkins University and an MBA from the Wharton School of the University of Pennsylvania. He was the recipient of an Honorary Degree of Doctor of Humane Letters from Johns Hopkins University.

         John F. Powers. Mr. Powers is a Managing Director and the Director of Research at the Adviser and a member of the Adviser's Investment and Management Committees. Previously, Mr. Powers was a Managing Director and the Director of Research at Robertson Stephens, Inc., where he served on the Management and Executive Committees. Mr. Powers received an A.B. from Cornell University in 1975, and an MBA from Stanford University in 1983.

         Alexander M. Cook. Mr. Cook is a Managing Director at the Adviser and a member of the Adviser's Investment Committee. Mr. Cook graduated from Pomona College in 1982, with a Bachelor of Arts in Economics. He received his MBA from the UCLA Anderson Graduate School of Management in 1985.

                CAPITAL ACCOUNTS, ALLOCATIONS AND DISTRIBUTIONS

         The Fund will establish a capital account for each Limited Partner (a "Capital Account"). A Limited Partner's capital contribution and share of items of income and gain will be credited to such Limited Partner's Capital Account, and distributions and share of items of loss, deduction and expense will be debited from such Limited Partner's Capital Account.

         The income, gain, loss, deduction and expense of the Fund will be determined and allocated as of the end of each fiscal period to reflect the economic interests of the Limited Partners. All items of income, gain, loss, deduction and expense will be allocated to the Limited Partners pro rata in accordance with their respective Capital Account balances.

         The Fund intends to pay annual distributions to Limited Partners for the payment of all or a portion of a Limited Partners' income tax liabilities. However, there may be situations in which a Limited Partner will be required to pay a substantial amount of tax in excess of the amount of cash that the Limited Partner has received from the Fund. All non-liquidating distributions will be made to the Limited Partners pro rata in accordance with their Units. Upon liquidation of the Fund, any cash or other property available for distribution will be distributed to the Limited Partners pro rata in accordance with their respective Units.

         The Fund plans to reinvest income from its investments or the proceeds from the sale of its investments, except with respect to amounts, as described above, that it distributes as annual tax distributions to Limited Partners or to repurchase Units. The Fund does not intend to make any distribution if after making such distribution the liabilities of the Fund would exceed the fair value of the Fund's assets. The Fund may make distributions in kind of its property.

         For more detailed information concerning the Fund's capital accounts, allocations and distributions, see the Partnership Agreement which is attached as Annex A to this Prospectus.

                              ELIGIBLE INVESTORS

         Units will initially be offered by Kiewit to Kiewit Stockholders in the Exchange Offer. Pursuant to Kiewit's Restated Certificate of Incorporation, ownership of Kiewit Stock is limited to employees and directors of Kiewit and employees of Kiewit's subsidiaries and certain affiliated and formerly affiliated companies (collectively "Employees") and certain limited permitted transferees. After the initial offering of Units, the Fund intends to periodically offer Units to (1) Kiewit Stockholders who are Employees, (2) existing Limited Partners and (3) Directors (collectively, "Eligible Investors"). In addition, Kiewit (or an entity controlled by Kiewit) and the General Partner may acquire Units and are included within the definition of "Eligible Investors." Because Limited Partners that are Employees and Former Employees may transfer Units after terminating their employment, and Limited Partners may make additional investments in the Fund, over time it is expected that Units will be held by Limited Partners that are no longer Kiewit Stockholders. No transfer, purchase or sale of Units will be allowed if, as a result of such transfer, purchase or sale, the Fund would cease to be an employees' securities company under the 1940 Act, or if the Fund's status as a partnership for U.S. federal income tax liabilities would be affected.

                            ANNUAL REPURCHASE OFFERS

         Units are not transferable except to limited categories of Permitted Transferees. Therefore, to provide Limited Partners with a degree of liquidity, and the ability to receive net asset value on a disposition of Units, the Fund intends to conduct offers to repurchase Units at the beginning of each year, which repurchase will be effected as of the last business day of March. Annual Repurchase Offers will be conducted each year for (i) 5% to 25% of the Fund's outstanding Units plus (ii) all Units held by that year's newly-terminated Employees (and certain of their permitted transferees), as further explained below. Limited Partners may only submit repurchase requests with respect to whole Units, except in the case of a Limited Partner that holds less than a whole Unit who will be permitted to submit not less than his, her or its entire holdings of Units. Units are repurchased at their net asset value; the Fund does not charge a repurchase fee. Annual Repurchase Offers are made pursuant to a fundamental policy of the Fund that may be changed only with the approval of Limited Partners.

         Each year, the Fund currently intends to offer to repurchase 5% of the Units outstanding on the date repurchase requests are due (the "Repurchase Request Deadline") plus all Newly-Terminated Employee Units (as defined below). The Board may establish a larger percentage for any Annual Repurchase Offer. However, the percentage of Units to be repurchased other than Newly-Terminated Employee Units will not be more than 25% of the Units outstanding on the Repurchase Request Deadline.

Newly-Terminated Employee Units

         The ESC Order provides the Fund with the ability to offer newly-terminated Employees (and certain transferees of such persons) a one-time opportunity for increased liquidity with respect to their holdings of Units that is not offered to other Limited Partners, as further explained below. As a result, the Fund intends to offer to repurchase all Newly-Terminated Employee Units during each Annual Repurchase Offer without regard for the Fund's percentage limitation (i.e., the 5% to 25% limitation) for such offer.

         Newly-Terminated Employee Units are defined as:

         o        All Units held by a newly-terminated Employee;

         o All Units previously transferred to a Permitted Transferee by a Limited Partner that is presently a newly-terminated Employee; and

         o All Units acquired by a Permitted Kiewit Transferee of an Employee that is then presently a newly-terminated Employee in exchange for Kiewit stock.

         Except with respect to percentage limitations, all terms of the Fund's Annual Repurchase Offer, as further described below, apply to Newly-Terminated Employee Units. An Employee shall be considered "newly-terminated" only during the first Annual Repurchase Offer in which such Employee is eligible to participate after such that person's status as an Employee terminates for any reason (e.g., retirement, resignation, permanent disability, death, or termination with or without cause).

Repurchase Notification

         Prior to the commencement of any Annual Repurchase Offer, the Fund will send a notification of the offer to Limited Partners. The notification will specify, among other things:

         o the percentage of Units that the Fund is offering to repurchase (which is expected to be 5%), other than Newly-Terminated Employee Units,

         o the Repurchase Request Deadline, which is the date on which a Limited Partner's repurchase request is due,

         o the repurchase pricing date, which is the date that will be used to determine the Fund's net asset value applicable to the Unit repurchase ("Repurchase Pricing Date"), which will normally be the last business day in March,

         o the repurchase payment date, which is the date by which Limited Partners will receive the proceeds for their Units (the "Repurchase Payment Date"), and

         o the net asset value per Unit no more than seven days prior to the date of the notification.

         The Fund intends to send this notification approximately 21 days before the Repurchase Request Deadline. In no event will the notification be sent less than 21 or more than 42 days in advance. The Fund intends to send the notification during the first week of January each year.

         The Repurchase Request Deadline will be at least 65 days prior to the Repurchase Pricing Date, which is normally the last business day of March. However, because of the period of time between the Repurchase Request Deadline and the Repurchase Pricing Date, the Fund will allow Limited Partners to withdraw a repurchase request at any time prior to the 14th day before the Repurchase Pricing Date (the "Withdrawal Deadline").

         The Repurchase Request Deadline will be strictly observed. If a Limited Partner fails to submit a repurchase request in good order by the Repurchase Request Deadline, the Limited Partner will be unable to liquidate Units until a subsequent year and the Limited Partner will have to resubmit the request in a subsequent year. Limited Partners should advise the Fund of their intentions in a timely manner. Limited Partners may change their repurchase request at any point before the Repurchase Request Deadline and withdraw a repurchase request before a Withdrawal Deadline.

Fundamental Policies with Respect to Unit Repurchases

         The Fund has adopted the following fundamental policies with respect to its Unit repurchases which may only be changed by a majority vote of the outstanding voting securities of the Fund:

         o every year, the Fund will make Annual Repurchase Offers, pursuant to Rule 23c-3 under the 1940 Act, as modified by the ESC Order, commencing in January 2006;

         o        there will be one year intervals between Repurchase Request
                  Deadlines;

         o the Repurchase Request Deadlines will be approximately 21 days after the repurchase notice is sent to Limited Partners (or the prior business day if that day is a New York Stock Exchange holiday); and

         o there will be a maximum 75-day period between the Repurchase Request Deadline and the Repurchase Pricing Date, which is the date on which the Fund's net asset value for that repurchase is determined (normally, the last business day of March).

Oversubscribed Repurchase Offer

         There is no minimum number of Units that must be tendered before the Fund will honor repurchase requests. However, the percentage determined by the Board for each repurchase offer sets a maximum number of Units that may be purchased by the Fund (excluding Newly Terminated Employee Units). In the event a repurchase offer by the Fund is oversubscribed, the Fund may, but is not required to, repurchase additional Units, but only up to a maximum amount of 2% of the outstanding Units of the Fund. If the Fund determines not to repurchase additional Units beyond the repurchase offer amount, or if Limited Partners tender an amount of Units greater than that which the Fund is entitled to purchase (other than Newly-Terminated Employee Units), the Fund will repurchase such Units tendered on a pro rata basis. The Fund will repurchase all Newly-Terminated Employee Units properly tendered.

         If prorating is necessary, the Fund will send a notice of prorating on the business day following the Withdrawal Deadline. The number of Units each Limited Partner asked to have repurchased will be reduced by the same percentage (other than Newly-Terminated Employee Units). If any Units that a Limited Partner wishes to have repurchased by the Fund are not repurchased because of prorating, a Limited Partner will have to wait until the next Annual Repurchase Offer, and the Limited Partner's repurchase request will not be given any priority over other Limited Partners' requests at this later date. Thus, there is a risk that the Fund may not purchase all of the Units a Limited Partner wishes to sell in a given year or in any subsequent year.

         The Fund may suspend or postpone an Annual Repurchase Offer in limited circumstances by action of a majority of the Board of Directors. These circumstances are:

         o for any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

         o for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

         o for such other periods as the Commission may by order permit for the protection of Limited Partners of the Fund.

         If an Annual Repurchase Offer is suspended or postponed, the Fund shall provide notice to Limited Partners of such suspension or postponement. If the Fund thereafter renews the Annual Repurchase Offer, the Fund shall send a new notification of the offer to Limited Partners.

Determination of Repurchase Price

         The repurchase price payable in respect of a repurchased Unit is equal to the Unit's net asset value on the Repurchase Pricing Date. The Fund's net asset value per Unit may change materially between the date a repurchase offer is mailed and the repurchase request deadline, and it may also change materially between a repurchase request deadline and the date on which the net asset value for repurchases is determined. As a result, Limited Partners that tender Units should undertake to check the Fund's net asset value per Unit as often as necessary until the Withdrawal Deadline to determine whether to cancel their tenders. The method by which the Fund calculates net asset value is discussed below. See "Calculation of Net Asset Value."

Payment

         The Fund expects to repurchase Units the business day after the Repurchase Pricing Date. Proceeds will be distributed as specified in the repurchase offer notification, in any event, no later than 7 days after the Repurchase Pricing Date.

Impact of Repurchase Policy

         From the time the Fund distributes each repurchase offer notification until the Repurchase Pricing Date, the Fund must maintain liquid assets at least equal to the percentage of its Units subject to the repurchase offer. For this purpose, liquid assets means assets that can be sold or disposed of in the ordinary course of business, at approximately the price at which they are valued by the Fund, within a period of time equal to the period between a repurchase request deadline and the repurchase payment date, or of assets that mature by the repurchase payment date. The Fund will consider assets of the Fund invested in a Portfolio Fund as maturing before the repurchase payment deadline, and thus as liquid assets, if the Fund has submitted a redemption request to the Portfolio Fund or its appropriate agent which will result in the Fund receiving redemption proceeds from the Portfolio Fund on or prior to such deadline. Although not currently contemplated, the Fund is also permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for Limited Partners.

Consequences of Repurchase Offers

         The Fund believes that repurchase offers are generally beneficial to Limited Partners, and are expected to be funded from available cash or sales of portfolio securities. However, although not currently contemplated, if the Fund borrows to finance repurchases, interest on that borrowing may negatively affect Limited Partners who do not tender their Units into a repurchase offer if such interest expenses exceeds the net investment income for cash or securities that otherwise would have been liquidated to fund such repurchase. To the extent the Fund finances repurchase proceeds by selling liquid investments, the Fund will hold a larger proportion of its total assets in illiquid securities.

         Repurchase offers provide Limited Partners with the opportunity to dispose of Units at net asset value. As only a limited group of persons can become a Limited Partner under the ESC Order, it is highly unlikely that any secondary market for the Fund's Units will develop.

         Repurchase of the Fund's Units will tend to reduce the number of outstanding Units and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets will tend to increase the Fund's expense ratio. In addition, the repurchase of Units by the Fund may be a taxable event to Limited Partners. For a discussion of these tax consequences, see the SAI under the heading "Certain U.S. Federal Income Tax Considerations - Sale of Units."

                    REPURCHASES, REDEMPTIONS, AND TRANSFERS

Repurchases of Units

         The Fund will make annual offers to repurchase outstanding Units pursuant to Rule 23c-3 under the 1940 Act, as modified by the ESC Order. See "Annual Repurchase Offers."

         In addition, the Partnership Agreement provides that the Fund may repurchase Units as follows:

         o Upon the death of a Limited Partner that is not an Employee or Former Employee, the Fund may, at its option, repurchase any or all Units held by that Limited Partner;

         o Upon the death of a Limited Partner that is an Employee or Former Employee, the Fund may, at its option, repurchase (a) any or all Units originally issued to that Employee or Former Employee, regardless of whether such Units are held by the Employee's or Former Employee's Permitted Transferees and/or
                  (b) any or all Units originally issued to such Employee's or Former Employee's Kiewit Permitted Transferees in exchange for shares of Kiewit Stock;

         o Upon the termination of employment of a Limited Partner that is an Employee from Kiewit or an affiliated or formally affiliated company, the Fund may, at its option, repurchase
                  (a) any or all Units originally issued to that Employee, regardless of whether such Units are held by the Employee's Permitted Transferees and/or (b) any or all Units originally issued to a such Employee's Kiewit Permitted Transferees in exchange for shares of Kiewit Stock;

         o The Fund may, at its option, repurchase any or all Units held by a Limited Partner: (a) in the event of any attempted unauthorized transfer of Units by the Limited Partner, (b) in the event that the Fund determines that the continued participation in the Fund by the Limited Partner could jeopardize the tax or regulatory status of the Fund or otherwise harm the Fund or other Limited Partners, or (c) in the event of any breach of the Partnership Agreement by the Limited Partner; and

         o The Fund may, at its option, repurchase any or all Units held by a Limited Partner claiming Financial Hardship.

"Financial hardship," for this purpose, will be interpreted in accordance with the "deemed hardship distribution standards" of Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code").

No Right of Redemption by Limited Partners; Lack of Liquidity

         No Limited Partner will have the right to require the Fund to redeem that Unit or portion thereof and no Limited Partner may withdraw any capital from the Fund. There is no public market for Units, and none is expected to develop. Units are not transferable except as described below, and only with proper notice to the Board or its designee, which notice requirements are set forth in the Partnership Agreement. Any transfer of Units in violation of the Partnership Agreement will not be permitted and will be void.

         Liquidity will be provided by the Fund only through the Annual Repurchase Offers and the Fund repurchase options set forth above.

         By becoming an investor in the Fund, each Limited Partner will be required to indemnify and hold harmless the Fund, the General Partner, each Director and officer of the Fund and each other Limited Partner (and any successor or assign of any of the foregoing) from and against all losses, claims, damages, liabilities, costs and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement and related legal and other expenses), joint or several, to which these persons may become subject by reason of or arising from any transfer made by such Limited Partner in violation of the Partnership Agreement or any misrepresentation made by such Limited Partner in connection with any purported transfer. A similar indemnification is required to be made by a Permitted Transferee.

Permitted Transfers

          The Partnership Agreement contains significant restrictions on the transfer of Units. Except as set forth below, the Partnership Agreement provides that a Limited Partner may transfer Units only back to the Fund. No Limited Partner will be permitted to transfer Units except in accordance with the Partnership Agreement, and any purported transfer not permitted by the Partnership Agreement will be void and of no effect.

         Transfers by Employees and Former Employees. A Limited Partner who is an Employee or Former Employee may transfer Units, at the end of a calendar quarter, having an aggregate net asset value of not less than $25,000 (such dollar amount and date restriction shall not apply to transfers occurring by operation of law as a result of the death of such Limited Partner) to a limited category of transferees. "Former Employees" are defined in the Partnership Agreement as individuals who were formerly Employees who owned Units at the time of the termination of their employment or directorship.

         "Permitted Transferees" of an Employee or Former Employee are limited to:

         o Spouses, children, parents, siblings and children's spouses, including, in each case, pursuant to step or adoptive relationships ("Immediate Family Members") of that Employee or Former Employee;

         o Fiduciaries for the benefit of that Employee or Former Employee, or of that Employee's or Former Employee's Immediate Family Members (or any combination thereof);

         o Any (a) trust or other entity the sole beneficiaries of which are that Employee, Former Employee or his or her Immediate Family Members (or any combination thereof) or (b) corporation, limited liability company, partnership and/or other entity 100% beneficially owned by that Employee or Former Employee or his or her Immediate Family Members (or any combination thereof) ("Qualified Investment Vehicles"); and

         o Fiduciaries for the benefit of Qualified Investment Vehicles with respect to that Employee or Former Employee.

Transfers of Units by an Employee or Former Employee to a Permitted Transferee may not be made for value, except for transfers to Immediate Family Members and transfers to Qualified Investment Vehicles and trusts for equity interests therein.

         Transfers by Permitted Transferees. At the end of a calendar quarter, with proper notice Permitted Transferee may transfer Units only back to the original holder of the Units (but not for value) or to the Fund.

         Transfers by Kiewit Permitted Transferees. At the end of a calendar quarter, with proper notice Kiewit Permitted Transferee that acquires Units in exchange for Kiewit Stock in the Exchange Offer may transfer Units only to the Kiewit Stockholder (or former Kiewit Stockholder) who transferred the exchanged Kiewit Stock to it (but not for value) or the Fund.

         Transfers by Kiewit to Kiewit Stockholders. Kiewit may transfer Units to Kiewit Stockholders to the extent that such Kiewit Stockholders otherwise constitute Eligible Investors.

         The Board will strictly interpret the definitions of Eligible Investors and Permitted Transferees; provided that it is expressly authorized to interpret the phrase "Immediate Family Members" as broadly as the SEC may interpret such phrase from time to time in interpreting the term "employees' securities company."

                CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

         The following is a discussion of the tax status of the Fund. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). No ruling has been or will be sought from the IRS regarding the tax status of the Fund. Except as set forth below, Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps") has not rendered any legal opinion regarding any tax consequences relating to the Fund or an investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the federal income tax consequences of acquiring, holding and disposing of Units, as well as the effects of state, local and non-U.S. tax laws. For a summary of certain U.S. federal and Canadian federal income tax considerations, prospective investors should refer to the SAI under the heading "Taxes."

         The Fund [has received] an opinion of its counsel, Skadden Arps, to the effect that, under current law and based on certain assumptions and representations, the Fund will be treated as a partnership and not as a "publicly traded partnership" that is treated as a corporation for federal income tax purposes. The opinion of Skadden Arps is not binding on the IRS or any court.

         A limited partnership (such as the Fund) that has registered under the 1940 Act would be treated as a corporation for federal income tax purposes if it were to become a publicly traded partnership. A publicly traded partnership is a partnership the interests of which are either traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof). The Fund has represented to Skadden Arps that, among other things, neither it, nor any affiliate thereof, will participate in the establishment of an established securities market or secondary market (or the substantial equivalent thereof) for this purpose.

         In addition, the Partnership Agreement imposes significant restrictions on transfers of Units. By purchasing a Unit, each Limited Partner agrees to indemnify and hold harmless the Fund, the General Partner, each officer of the Fund and each other Limited Partner (and any successor or assign of any of the foregoing) from and against all losses, claims, damages, liabilities, costs and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement and related legal and other expenses), joint or several, to which these persons may become subject by reason of or arising from any transfer made by such Limited Partner in violation of the Partnership Agreement or any misrepresentation made by such Limited Partner in connection with any purported transfer. A similar indemnification is required to be made by a Permitted Transferee.

         Ultimately, Skadden Arps' opinion as to the treatment of the Fund as a partnership for federal income tax purposes will be based on, among other things, the maintenance of factual conditions (including those underlying the representations of the Fund), the continuation of which cannot be assured. Skadden Arps has not been asked to render a Fund tax status opinion, or to review such factual environment, after the closing date and, thus, will not do so.

         If the Fund were treated as a publicly traded partnership or otherwise treated as a corporation for federal income tax purposes, material adverse consequences for Limited Partners would result. The Fund would be subject to tax on its income at corporate tax rates without a deduction for any distribution to Limited Partners, thereby materially reducing the amount of any cash available for distribution to Limited Partners. In addition, the Limited Partners would be treated as stockholders of a corporation for federal income tax purposes. Thus, capital gains and losses and other income and deductions of the Fund would not be passed through to Limited Partners, and all distributions by the Fund to Limited Partners would be treated as dividends, return of capital and/or gains.

                                 FUND EXPENSES

         The Fund will bear its own expenses including, but not limited to: fees paid to the Adviser or Sub-Advisers; fees for investor services; any taxes; investment-related expenses incurred by the Fund (e.g., interest on indebtedness (if any), fees for data and software providers, research expenses, professional fees (including without limitation expenses of consultants and experts) relating to investments); fees and expenses for administration accounting and custody services; the fees and expenses of Fund counsel, costs associated with the registration of the Fund, including the costs of compliance with federal and state laws; costs and expenses of holding meetings of the Board and meetings of Limited Partners, including costs associated with preparation and dissemination of proxy materials; the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the General Partner or the Board; and such other expenses as may be approved by the Board. In addition, the Fund will indirectly bear expenses charged by Portfolio Funds, including management fees and performance fees and allocations.

         Kiewit has agreed to bear all costs associated with the Fund's organization and the initial offering of Units.

                             DISTRIBUTION OF UNITS

         In the Exchange Offer, Units (or fractions thereof) will be offered initially at $25,000 per Unit. After the Exchange Offer, the Fund expects to offer Units (or fractions thereof) from time to time to Eligible Investors in its sole and absolute discretion at the then current net asset value per Unit. The Fund will not charge any sales loads or other charges on purchases of Units. The Fund will not sell any Units to persons not eligible to invest in the Fund. In determining whether to consummate any sales of Units, the Board will take into account all factors it considers relevant, including market conditions, cash available to the Fund for investment, the number of Units available for sale and the Fund's experience with repurchase offers. The Fund may discontinue additional sales of Units at any time. During such periodic offerings, the minimum investment in Units by a prospective investor will be $10,000. This minimum may be modified by the Fund from time to time. Before any prospective investor may invest in the Fund, the Fund will require a certification from the investor that it is an Eligible Investor and meets other requirements for investment, and that the investor will not transfer his, her or its Units except in accordance with the Partnership Agreement.

                         CALCULATION OF NET ASSET VALUE

         The net asset value of the Fund and each Unit will be computed as of the close of business on the last business day of each fiscal quarter and as required under Rule 23c-3 as modified by the ESC Order with respect to the Annual Repurchase Offers. Although the Board may determine to calculate net asset value at other times in its discretion, it expects to do so infrequently if at all. The Fund's net asset value is the value of the Fund's total assets less its liabilities. In computing net asset value, securities and assets of the Fund will be valued at market value, if market quotations are readily available, or will be valued at fair value as determined by in good faith by the Board or in accordance with procedures adopted by the Board. Expenses of the Fund and its liabilities (including the amount of any borrowings) are taken into account for purposes of computing net asset value. The Fund will undertake to repurchase Units (or fractions thereof) from Limited Partners pro rata to ensure that the per Unit net asset value is not less than $10,000.

         Portfolio Funds will normally not have an established market value, and the Board will value them at their fair value, which the Board has determined will ordinarily be the most recent values reported by the Portfolio Managers of the Portfolio Funds in accordance with policies established by the Portfolio Funds. As a general matter, the fair value of the Fund's interest in a Portfolio Fund will represent the amount that the Fund could reasonably expect to receive from a Portfolio Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Prospective investors should be aware that there can be no assurance that the fair values of interests in Portfolio Funds as determined under the procedures described above will in all cases be accurate to the extent that the Fund, the Board and the Adviser do not generally have access to all necessary financial and other information relating to the Portfolio Funds to determine independently the net asset values of those funds.

         Because the Fund may invest in Portfolio Funds that are not registered investment companies, the repurchase price received by a Limited Partner whose Units are repurchased may in part be based on an estimate of each such Portfolio Fund's net asset value, which estimate is normally provided by the Portfolio Manager of such Portfolio Fund. However, even if such value later proves to have been incorrect, no adjustment to the repurchase price per Unit will be made after it has been determined.

           ADDITIONAL INFORMATION REGARDING THE PARTNERSHIP AGREEMENT

Amendment of the Partnership Agreement

         The Partnership Agreement may generally be amended, in whole or in part, with the approval of the Board and without the approval of the Limited Partners unless the approval of Limited Partners is required by the 1940 Act or otherwise. Certain amendments to the Partnership Agreement involving capital accounts and allocations to those accounts may not be made without the written consent of any Limited Partner adversely affected by the amendments or unless each Limited Partner has received written notice of the amendment and any Limited Partner objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to tender his, her or its entire interest for repurchase by the Fund.

Term, Dissolution and Liquidation

         The term of the Fund is indefinite; however, the Fund will be dissolved and terminated under the circumstances described below.

         The Fund will shall be dissolved upon the occurrence of any of the following: (i) the election by the Board to dissolve the Fund prior to the expiration of its terms, subject, to the extent required by the 1940 Act, to the consent of the Limited Partners; (ii) voluntary bankruptcy, liquidation or other dissolution of the Fund; (iii) the sale or other disposition at any one time of all or substantially all of the assets of the Fund; or (iv) dissolution required by operation of law. Limited Partners do not have the power to effect the dissolution of the Fund.

         Upon dissolution of the Fund, the Board shall select a liquidator. Assets of the Fund shall be liquidated as promptly as possible in a manner reasonably designed to maximize proceeds to the Fund. The liquidator shall then wind up the affairs of the Fund and distribute the proceeds of the Fund by the end of the calendar year of the liquidation (or, if later, within 90 days after the date of such liquidation) in the following order or priority: (i) to the payment of the expenses of liquidation and to creditors (including Limited Partners who are creditors, to the extent permitted by law) in satisfaction of liabilities of the Fund in the order of priority as provided by law; (ii) to the setting up of any reserves that the liquidator may deem necessary or appropriate for any anticipated obligations or contingencies of the Fund or of the liquidator arising out of or in connection with the operation or business of the Fund, which reserves may be paid over by the liquidator to an escrow agent or trustee proposed and approved by the liquidator to be disbursed by such escrow agent or trustee in payment of any of the Fund's obligations or contingencies and then distributed by such escrow agent or trustee in the manner hereinafter provided; (iii) to the Limited Partners or their legal representatives in accordance with the positive balances in their respective Capital Accounts, as determined after taking into account all adjustments to Capital Accounts for all periods.

         After liquidation, the liquidator shall comply with any requirements of Delaware law pertaining to the winding up of a limited partnership, at which time the Fund shall stand terminated.

Reports to Limited Partners

         The Fund will furnish to Limited Partners as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal, state and local income tax returns, along with any other tax information required to be provided by the Fund by law or reasonably requested by a Limited Partner. The Fund anticipates, however, that it will be delayed in providing this information to Limited Partners in time for them to timely file their tax returns by the normal due dates. Therefore, Limited Partners will likely be required to seek extensions on the time to file their tax returns. An extension of time for filing Canadian personal income tax returns is currently not available. The Fund anticipates sending to Limited Partners an unaudited semi-annual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the 1940 Act. The General Partner will not be obligated to provide to Canadian Limited Partners all information with respect to the Fund that may be necessary to enable them to complete their Canadian tax returns, and, accordingly, Canadian Limited Partners may have to complete their Canadian tax returns on an estimated basis. However, the General Partner may in its sole discretion respond to reasonable requests by Canadian Limited Partners for such information.

Tax and Fiscal Year

         For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31. The first fiscal year of the Fund will commence on the date the Exchange Offer is completed and will end on March 31, 2005. For tax purposes, the taxable year of the Fund is the 12-month period ending December 31 of each year.

Voting Rights

         Each Limited Partner will have the right to cast a number of votes based on the Limited Partner's Units (or fraction thereof) at any meeting of Limited Partners called by the Board. Limited Partners will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, except as otherwise provided by the ESC Order, to the extent that voting by security holders is required by the 1940 Act. Except for the exercise of their limited voting rights, Limited Partners will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

                              GENERAL INFORMATION

Administrative Services

         Under the terms of an administration agreement with the Fund, ____________ will provide certain administrative services to the Fund, including, among others: providing office space and other support services and personnel as necessary to provide such services to the Fund; supervising the entities retained by the Fund to provide accounting services, investor services and custody services; handling Limited Partner inquiries regarding the Fund, including but not limited to questions concerning their investments in the Fund and capital account balances; preparing or assisting in the preparation of various reports, communications and regulatory filings of the Fund; monitoring the Fund's compliance with federal and state regulatory requirements (other than those relating to investment compliance); coordinating and organizing meetings of the Board and meetings of Limited Partners and preparing related materials; and maintaining and preserving certain books and records of the Fund. In consideration for these services, the Fund will pay ______________ a monthly fee computed at the annual rate of [ ]% of the aggregate value of outstanding Units determined as of the last day of each calendar month (the "Administration Fee").

Accounting and Custody Services

         __________ also provides various fund accounting, investor accounting and taxation services to the Fund. In consideration of these services, the Fund will pay ___________ a monthly fee which is not expected to exceed [ ]% of the Fund's net assets on an annual basis and will reimburse [ ] for certain out-of-pocket expenses. ________________ serves as the Fund's custodian and maintains custody of the Fund's assets. The principal business address of ___________ and ____________ is _________________________________.

Auditors

         [         ] is the auditor of the Fund. [           ] is located at
[         ].

Legal Matters

         The validity of the Units offered hereby and certain other matters has been passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP, One Beacon Street, Boston, Massachusetts 02108.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION



INVESTMENT POLICIES..........................................................

INVESTMENT ADVISORY AND OTHER SERVICES.......................................

MANAGEMENT...................................................................

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...............

ADDITIONAL POTENTIAL CONFLICTS OF INTEREST...................................

TAXES........................................................................

BROKERAGE....................................................................

GENERAL INFORMATION..........................................................

                               [BACK COVER PAGE]

                Subject To Completion, Dated September 10, 2004



               KIEWIT EMPLOYEES DIVERSIFIED INVESTMENT FUND L.P.

                                  Kiewit Plaza

                             Omaha, Nebraska 68131

                                   Tel. No. [




                      STATEMENT OF ADDITIONAL INFORMATION



The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

         This Statement of Additional Information (the "SAI") relating to Units of the Fund does not constitute a prospectus, but should be read in conjunction with the Fund's prospectus (the "Prospectus") relating thereto dated [ ], 2004, and as it may be supplemented. This SAI does not include all information that a prospective investor should consider before purchasing Units, and investors should obtain and read the Fund's Prospectus prior to purchasing such Units. A copy of the Fund's Prospectus may be obtained without charge by calling [ ] or by writing to the Fund at the address above. Prospective investors may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                               TABLE OF CONTENTS



STATEMENT OF ADDITIONAL INFORMATION..........................................1

INVESTMENT POLICIES..........................................................3

INVESTMENT ADVISORY AND OTHER SERVICES......................................31

MANAGEMENT..................................................................32

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..............34

ADDITIONAL POTENTIAL CONFLICTS OF INTEREST..................................35

TAXES.......................................................................36

BROKERAGE...................................................................47

GENERAL INFORMATION.........................................................48

                              INVESTMENT POLICIES

         The investment objective of the Fund is capital growth with consideration to consistency of returns. The Fund's investment objective is fundamental and may not be changed by the Fund's Board of Directors without Limited Partner approval.

Fundamental Investment Policies

         Described below are the Fund's fundamental investment policies, which may not be changed without the approval of the holders of a majority of the outstanding Units.

    (1) The Fund will not be restricted from borrowing money or issuing senior securities to the extent permitted under the 1940 Act, as permitted by regulatory authority having jurisdiction over the Fund, from time to time.

    (2) The Fund will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

    (3) The Fund will not concentrate its investments in a particular industry or group of industries, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

    (4) The Fund may invest up to 10% of its assets in real estate for investment purposes, in addition, the Fund may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein to the extent permitted by the 1940 Act.

    (5) The Fund will not be a commodity pool and will not operate in a manner that would require the Fund to register as a commodity pool operator within the meaning of the Commodity Exchange Act, as amended ("Commodities Act"); provided that, subject to the limitation set forth above, the Fund may from time to time invest a portion of its assets in commodity pools engaged in the purchase or sale of commodities, commodities contracts or oil, gas, timber or mineral programs; provided further that, subject to restrictions described in the Prospectus and elsewhere in this SAI, the Fund through its Sub-Advisers may purchase, sell or enter into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments for bonafide hedging transactions and as otherwise permitted by applicable provisions of federal securities or commodities laws such that the Fund will not be required to register as a commodity pool operator within the meaning of the Commodities Act.

    (6) The Fund may, but does not expect to, make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time.

    (7) The Fund may engage in short sales, the purchase of securities or other assets on margin, or purchase or sell put or call options which will normally be "covered" by segregating sufficient liquid assets appropriately against liability to the Fund; provided that the Fund may, but does not expect to, engage in uncovered transactions of this nature to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time.

         For purposes of the foregoing, "majority of the outstanding," means
(i) 67% or more of Units present at a meeting, if the holders of more than 50% of Units are present or represented by proxy, or (ii) more than 50% of the Units, whichever is less.

         Unless otherwise indicated, all limitations applicable to the Fund's investments (as stated above and elsewhere in this SAI) apply only at the time a transaction is entered into. Any subsequent change in the percentage of the Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund.

        Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

        The Fund would be deemed to "concentrate" in a particular industry if it invested more than 25% of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors.

        The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

         For purposes of the Fund's investment restrictions and investment limitations under the 1940 Act, the Fund will consider assets of the Fund allocated directly to Sub-Advisers. Portfolio Funds in which the Fund invests, however, are not subject to the Fund's investment restrictions and, unless registered under the 1940 Act, are generally not subject to any investment limitations under the 1940 Act.

Additional Significant Investment Policies, Techniques and Risks

         The following information supplements the discussion of the Fund's investments and related risk factors set forth in the Prospectus. Although the Fund does not currently anticipate investing in each of the securities and investments listed below, the Fund, directly in the case of Fund assets allocated to Sub-Advisers for investment management, or indirectly in the case of Fund assets invested in Portfolio Funds, may invest in the securities and investments set forth below, subject to any limitations of the Fund's fundamental and other investment policies discussed in this SAI or the Prospectus.

         Equity Securities. Investments in equity securities will include, among other securities, common stock traded on an exchange or in the over-the-counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, real estate investment trusts, limited partnership interests, equity-linked debt securities and shares of other investment companies. Historical trends would indicate that substantial exposure to equity securities results, at times, and over time, to higher levels of volatility and market and issuer-specific risk than investments exclusively or substantially in fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market.

         Preferred Stocks. Investments in equity securities will include, among other securities, preferred stock, which is a class of stock having a preference over common stock as to dividends or upon liquidation. Although preferred stock may be considered a form of fixed income securities, a preferred stockholder is a shareholder in the company and not a creditor of the company, as is a holder of the company's debt obligations. Dividends paid to preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company.

         Preferred stocks that may pay fixed or adjustable rates of return. The value of a company's preferred stock may fall as a result of factors relating directly to that company's products or services. A preferred stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

              Fixed Rate and Sinking Fund Preferred Stocks. Some fixed rate preferred stocks are known as perpetual preferred stocks, which offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

              Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks in which the Fund or a Portfolio Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

         Synthetic Convertible Securities. Ssynthetic convertible securities differ from convertible securities in certain respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its debt component and its convertibility component. Synthetic convertible securities can be variable or fixed rate instruments. For these reasons, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

         Other Investment Companies. The 1940 Act imposes certain restrictions on investments in other investment companies: the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and
(i) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies provided, that, the foregoing restrictions do not apply if the Fund purchases not more than 3% of the total outstanding voting stock of any other investment company and the Fund generally votes securities of such investment companies in accordance with instructions of Limited Partners. These limitations do not apply to the purchase of shares of any investment company (i) in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company or (ii) pursuant to any exemption granted under the 1940 Act.

         Index-Related Securities ("Equity Equivalents") (Dividend and Income and Convertible Funds). These investment companies may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

         Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund's assets across a broad range of equity securities.

         The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the funds investing in such instruments.

         Fixed Income Securities. Many debt securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although an investor would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a "call option" and redeems the security during a time of declining interest rates, an Investor may realize a capital loss on its investment if the security was purchased at a premium and the Investor may have to replace the called security with a lower yielding security, resulting in a decreased rate of return. Conversely, during periods of rising interest rates, redemption or prepayment rates may slow, leading to an extension in the expected maturity of the obligation, leading to greater price volatility.

              Corporate Debt Obligations. Corporate Debt Obligations are debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of any issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

              Investment Grade Securities. A Sub-Adviser or a Portfolio Fund may invest in investment grade securities. Securities are investment grade if they are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization, they have received a comparable short-term or other rating or they are unrated securities that a Sub-Adviser reasonably determines are of comparable quality to investment grade securities.

              High Yield, Below Investment Grade Securities. High yield, below investment grade securities are securities that are rated by a recognized rating organization below its top four long-term rating categories or unrated securities determined to be of equivalent quality. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations.

         Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related in part to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

         The secondary markets for high yield securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may adversely the ability to dispose of such securities at a favorable price or time,and make calulating such securities value difficult. Less liquid secondary markets may also affect the ability of to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain otherwise liquid high yield securities may become illiquid.

         Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities, among others. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

         High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. Additional expenses may be incurred to the extent that an investor is required to seek recovery upon a default in the payment of principal or interest on such securities.

         The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

         High yield non-U.S. and U.S. corporate securities may include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates.

              High Yield Foreign Sovereign Debt Securities. Investing in fixed rate high yield foreign sovereign debt securities, especially in developing or emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Fund or a Portfolio Fund may be invested, especially developing or emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

         The ability of a foreign sovereign obligor, especially in developing or emerging market countries, to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluation may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

         As a result of the foregoing, a governmental obligor, especially in a developing or an emerging market country, may default on its obligations. If such an event occurs, an investor in such securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

         Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect current holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

              Distressed Debt Securities. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or a Portfolio Fund or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are judged to be of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.

         U.S. Government Securities. Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association ("Ginnie Maes")); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs")). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

         Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

         Foreign Securities and American Depositary Receipts. American Depositary Receipts ("ADRs") are U.S. dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over the counter in the U.S. Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and, as with domestic multinational corporations, from fluctuating interest rates.

         There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult to obtain or enforce a judgment against the issuers of such obligations.

         Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of income from such isecurities, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might adversely affect payments due on such securities, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of holders of such securities to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy.

         There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

         In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict the Fund's investments in certain foreign banks and other financial institutions.

         Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures may result in lost attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result in losses due to subsequent declines in the value of such portfolio security or, with respect to a party with a contract to sell such security, possible liability to the purchaser.

         Rules adopted under the 1940 Act permit foreign securities and cash to be maintained in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be "eligible sub-custodians," as defined in the 1940 Act, which may preclude the purchase of securities in certain foreign countries or which may result in additional costs and delays in providing transportation and custody services for such securities outside of such countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In certain countries there may be legal restrictions or limitations on the ability to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

         Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in developing or emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and, consequently, the value of certain securities.

         Investment in certain emerging market issuers is restricted or controlled to varying degrees, which may at times limit or preclude investment in certain emerging market issuers and increase the costs and expenses. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

         Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, which could adversely affect investors in such securities. In addition, if a deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require investors to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs. In addition, different legal standards in certain emerging market countries may have an adverse impact on such securities' investors. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

         Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States.

         Foreign Currency Transactions. Foreign currency options and foreign currency futures contracts and related options are transacted either on a spot
(cash) basis at the prevailing rate in the currency exchange market at the time or through forward foreign currency exchange contracts ("forwards") with terms generally of less than one year. Such transactions are effected in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. Foreign currency options and foreign currency forward contracts mayalso be used to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

         A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards may be used to adjust foreign exchange exposure with a view to protecting a security position. The following circumstances under which such transactions may be engaged in:

              Lock In: sets the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

              Cross Hedge: if a particular currency is expected to decrease against another currency, the currency that might decrease would be sold and the currency that may increase would be purchased in an amount approximately equal to portfolio holdings denominated in the currency sold.

              Direct Hedge: to eliminate substantially all of the risk of owning a particular currency, or to benefit from price appreciation in a given country's debt obligations without holding the currency, or both, such currency would be directly hedged back into the U.S. dollar. In either case, a forward contract would be entered into to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, subject to a potential benefit from an increase (if any) in the value of the debt obligation.

              Proxy Hedge: after purchasing a security, the sale of a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. In addition, proxy hedging may be utilized when a foreign bond is purchased with a higher interest rate than is available on U.S. bonds of a similar maturity, which additional yield on the foreign bond could be substantially reduced or lost if a direct hedge by selling the foreign currency and purchasing the U.S. dollar were entered into as a result of the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

         Foreign Currency Exchange-Related Securities. Foreign currency exchange-related securities include the following:

              Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange Warrants ("CEWs"), are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time values" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

              Principal Exchange Rate Linked Securities. Principal exchange rate linked securities ("PERLs") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar. "Reverse" principal exchange rate linked securities are like "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

              Performance Indexed Paper. Performance indexed paper ("PIPs") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

         Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas E. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as "Brady Bonds." Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

         Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of 1% above the then current six month London Inter-Bank Offered Rate ("LIBOR"). Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Investors who purchase Brady Bonds with no or limited collateralization, will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. Brady Bonds and other sovereign debt securities are likely to be acquired at a discount.

         Bank Obligations. Bank obligations, include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

         Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations.

         Asset-Backed Securities. Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

         Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

         Mortgage-Backed Securities. Mortgage-backed securities are securities representing interests in "pools" of mortgage loans. The following describes certain characteristics of mortgage-backed securities. Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.

         Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if such securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if such securities are purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

         Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

              Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities are mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or "TBA" basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

         Guaranteed mortgage pass-through securities include those issued or guaranteed by Ginnie Mae ("Ginnie Mae Certificates"), the Federal National Mortgage Association ("Fannie Mae Certificates") and Freddie Mac ("Freddie Mac Certificates").

              Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes;
(v) mortgage loans on multifamily residential properties under construction;
(vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans ("FHA Loans") or Veterans' Administration Loans ("VA Loans") and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

              Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types:
(i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

              Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

         Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

              Privately-Issued Mortgage Securities. Mortgage-backed securities issued by private issuers may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of Ginnie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

         The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

              Collateralized Mortgage Obligations and MultiClass Pass-Through Securities. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

         Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. Planned amortization class bonds ("PAC Bonds") are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

              Stripped Mortgage Securities. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations.

         Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

         Small Cap Companies. Investments in companies with market capitalizations below the top 1,000 stocks of the equity market ("Small Cap Companies") may involve greater risks and volatility than investments in larger companies. Small Cap Companies may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources and less depth in management than more established companies. In addition, Small Cap Companies may have difficulty withstanding competition from larger more established companies in their industries. The securities of Small Cap Companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies. In addition, transaction costs in smaller capitalization stocks may be higher than those of larger capitalization companies.

         Rule 144A Securities. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers. Although Rule 144A Securities are restricted securities, they may be considered liquid securities in appropriate circumstances, including the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

         Firm Commitment and When-Issued Securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

         Zero Coupon Securities, PIK Bonds and Deferred Payment Securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Deferred payment securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.

         Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities but are not considered to be U.S. government securities. Although under the terms of a custodial receipt an investor is typically authorized to assert its rights directly against the issuer of the underlying obligation, an investor may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, an investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

         Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers.

         Loan Participation and Assignments. Loan participations typically will result in the Fund or a Portfolio Fund having a contractual relationship only with the lender that sold the participation, not with the borrower. Loan participants will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, such participant generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the participant may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the participant will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the participant may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

         Assignments and loan participations may be difficult to dispose of. In certain cases, the market for such instruments is not highly liquid, and such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

         Structured Notes and Related Instruments. Structured notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

         Derivatives. Various investment strategiesas described below may be used to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held, or to seek an increase in income or gain.

         Purchases and sales of interest rate, currency or stock or bond index futures contracts; purchases and sales (or write) of exchange listed and over-the-counter ("OTC") put and call options on securities, futures contracts, indices and other financial instruments; entering into interest rate transactions, equity swaps and related transactions; and investments in indexed securities and other similar transactions (collectively, these transactions are referred to as "Derivatives"). Interest rate transactions may take the form of swaps, caps, floors and collars.

         Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into by the Fund directly primarily for bona fide hedging purposes, provided that the Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, (i) its pro rata share of the aggregate initial margin and premiums does not exceed 5% of the fair market value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation); (ii) the aggregate "notional value" (i.e., the size of the contract, in contract units, times the current market price [futures position] or strike price [options position] of each such unit) or the contract, so that it does not exceed the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on such contracts and options.

         Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and the risk that the use of Derivatives could result in significantly greater losses than if they had not been used.

              Futures Contracts. Futures contracts are traded: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and foreign exchanges on single stocks and stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the seller to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). Maintaining a futures contract or selling an option on a futures contract typically requires the deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates.

              Interest Rate Futures Contracts. Interest rate futures contracts attempt to protect against fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if an investor owns bonds and interest rates are expected to increase, a sale of futures contracts on debt securities having characteristics similar to those held in the portfolio would have much the same effect as selling an equivalent value of the bonds then owned. If interest rates did rise, the value of the debt securities in a portfolio would decline, but the value of the futures contracts held would increase at approximately the same rate, thereby keeping a portfolio's value from declining as much as it otherwise would have. Similar results could be accomplished by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique provides the ability to maintain a defensive position without having to sell portfolio securities.

         Similarly when interest rates are expected to decline, interest rate futures contracts might be purchased in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, it may be possible to take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, the purchase of the bonds could be effected in the cash market and the futures contracts could be liquidated.

         At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

              Options. In order to hedge against adverse market shifts or to increase income or gain, put and call options might be purchased or "covered" put and call options on futures contracts on stock indices, interest rates and currencies might be written. A call option is "covered" if, for example, so long as the writer of the obligation is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is "covered" if, for example, to support its obligation to purchase the underlying investment if a put option that a writer writes is exercised, the writer will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying investment having the same exercise prices and expiration dates), or an equivalent number of puts of the same "class" (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

         Except for certain options on interest rate futures contracts, the writing of a call limits the opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the obligation as writer of the option continues. The writer of a put limits its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as the obligation as writer of the option continues. Upon the exercise of a put option written, an economic loss may be suffered equal to the difference between the price at which the writer is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written, an economic loss may be suffered equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid and the acquisition cost of the investment.

         Except for certain options on interest rate futures contracts, in purchasing a put option, a purchaser will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a purchaser will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the investment in the option may be lost. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

         In the case of certain options on interest rate futures contracts, a put option may be purchased in anticipation of a rise in interest rates, and a call option may be purchased in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the writer will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the writer will limit its opportunity to profit from a rise in interest rates.

         Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is "in- the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

         Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts.

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. The purchase of a put option on a security, for example, might be designed to protect a holding in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the option purchaser the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect against an increase in the price of the underlying instrument that may be purchased in the future by fixing the price at which it the instrument would be purchased. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

         OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         The ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

         Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into or fails to make a cash settlement payment due in accordance with the terms of that option, any premium paid for the option as well as any anticipated benefit of the transaction would be lost.

         Purchases and sales of call options may be effected on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. Even though a seller of a call will receive the option premium to help protect it against loss, a call sold will expose the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the holding of a security or instrument that might otherwise have been sold.

              Options on Stock Indices. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500 Index of Composite Stocks , the New York Stock Exchange Composite Index, the American Stock Exchange Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

         If general stock market prices are expected to rise, a call option on a stock index or a futures contract on that index might be purchased as a hedge against an increase in prices of particular equity securities that may be bought in the future. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value index option or futures contract resulting from the increase in the index. If, on the other hand, general stock market prices are expected to decline, a put option might be purchased or futures contract might be sold on the index. If that index does decline, the value of some or all of the equity securities held may also be expected to decline, but that decrease would be offset in part by the increase in the value of the position in such put option or futures contract.

              Interest Rate and Equity Swaps and Related Transactions. Interest rate and equity swaps of interest rate and equity caps, floors and collars might be entered into to hedge against either a decline in the value of securities held in a portfolio or against an increase in the price of securities which are intended to be purchased, in order to preserve or maintain a return or spread on a particular investment or portion of a portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

         Interest rate and equity swaps, caps, floors and collars are entered into on either an asset-based or liability-based basis, depending on whether assets or liabilities are being hedged. When hedging assets or liabilities, interest rate and equity swaps are usually entered into on a net basis (i.e., the two payment streams are netted out), with the receipt or payment, as the case may be, only the net amount of the two payments. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If forecasts of market values, interest rates and other applicable factors are incorrect, such techniques would diminish a portfolio's value compared with what it would have been if these investment techniques were not utilized. Moreover, even if forecasts are correct, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged

              Indexed Securities. Securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators may be purchased. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

              Risk Factors. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a security to be held that might otherwise might be sold.

         The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position could create the possibility that losses on the hedging instrument are greater than gains in the value of the position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets with the result that, in certain markets, a transaction might not be able to be closed out without incurring substantial losses. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain that might result from an increase in value of the position. There is also the risk of loss of margin deposits in the event of bankruptcy of a broker with a party that has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage.

         As is the case with futures and options strategies, the effective use of swaps depends, among other things, on the ability to terminate the transactions at times deemed desirable. To the extent a such a transaction is not or cannot be terminated in a timely manner, a loss might be incurred in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

         Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses if it becomes difficult or impossible to deliver or receive currency or monies in settlement of obligations and could also cause hedges to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of, and may be more volatile than, the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

              Risks of Derivatives Outside the United States. When conducted outside the United States, Derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors,
(2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

              Use of Segregated and Other Special Accounts by the Fund. Use of many Derivatives by Sub-Advisers will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with established procedures. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

         OTC options entered into by a the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund's net obligation, if any.

         Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

              Structured Instrument. Structured instruments generally consist of, but are not limited to, a trust or partnership through which an interest is held in one or more underlying bonds or other debt obligations coupled with a conditional right to sell ("put") the interest in the underlying bonds at par plus accrued interest to a financial institution (a "Liquidity Provider"). With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments include: (1) "Tender Option Bonds", which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider;
(2) "Swap Products", in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) "Partnerships", which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be considered to be derivatives.

         Short-Term Investments. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, cash equivalents and short-term fixed-income securities may be invested in. Short-term fixed income investments are defined to include, without limitation, the following:

              Certificates of Deposit. Certificates of deposit are issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

              Commercial Paper. Commercial paper consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest. Master demand notes are direct lending arrangements between an investor and a corporation. There is no secondary market for such notes. However, they are redeemable at any time.

         Lending Portfolio Securities. Securities may be loaned to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In such a case, the lender continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable in respect of the loaned securities, which provides an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. In connection with any such transaction, the lender will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The lender might experience loss if the counterparty breaches its agreement to repay. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the lender in an amount equal to a minimum of 100% of the market value of the securities lent. The lender will invest the cash collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the broker who arranged the loan. If the lender receives securities as collateral, the lender will receive a fee from the borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and the lender may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be "demand" loans and may be terminated at any time. The lender will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the lender will be able to exercise its voting rights on the securities.

         Private Equity Investments. Private equity Portfolio Funds frequently utilize significant leverage, which risks are discussed elsewhere in the Prospectus and this SAI. The value of private equity Portfolio Funds are likely to be especially volatile as a result of their investments and use of leverage. These investments may include restructuring, expansion of business, recapitalization and buyout investments, among others. Such investments also involve a greater degree of business and financial risk than investments with more stable operations or better financial conditions, which may result in substantial losses. These companies may not have proven operating histories, may be in distressed situations, may be operating at a loss or have significant variations in operating results, may be engaged in rapidly changing businesses, may require additional capital to support their operations, to finance expansion or to maintain their competitive positions, or may otherwise have weak financial conditions. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities, and a larger number of qualified managerial and technical personnel.

         It may take several years before private equity Portfolio Funds have fully invested or committed to invest in portfolio companies, and it is likely that no significant distribution of the proceeds from the disposition of their portfolio investments will be made until the later years of the private equity Portfolio Funds' respective terms. Securities laws and contractual and practical limitations may inhibit ability to sell, distribute or liquidate their investments in portfolio companies and could reduce the amount of proceeds that might otherwise be realized.

         Competition for private equity investment opportunities is fierce. It is likely that competition from other professional private equity funds will be encountered.

         Most, if not all, of the investments of private equity Portfolio Funds will consist of restricted securities. Restricted securities are securities that, without registration under the 1933 Act, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the 1933 Act. In the case of a public offering of a portfolio company, a private equity Portfolio Fund may be subject to regulatory, contractual or practical limitations on its ability to sell such company's securities.

         Where registration is required to sell a security, a private equity Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the private equity fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the private equity fund might obtain a less favorable price than the prevailing price when it decided to sell. Private equity funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

         In addition, the interests in the private equity Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund will generally be unable to withdraw from a private equity Portfolio Fund. The illiquidity of these interests may adversely affect the Fund were it to have to sell such interests at an inopportune time. The Fund ordinarily would not intend to attempt to sell any such interests under such circumstances/during such inopportune time.

              Dispositions of Portfolio Investments. In connection with the disposition of an investment in a portfolio company, a private equity Portfolio Fund may be required to make representations and warranties about the business and financial affairs of the portfolio company typical of those made in connection with the sale of any business. A private equity Portfolio Fund may therefore also be required to indemnify the purchaser of such investment to the extent that any such representations or warranties turn out to be inaccurate or misleading. These arrangements may result in liabilities for the private equity Portfolio Fund and, in turn, losses for the Fund.

              Control Positions. Private equity Portfolio Funds may take control positions in portfolio companies. The exercise of control over a company results in additional risks of liability for environmental damage, product defects, failure to supervise management and employees, violations of laws and other types of potential liability.

              Incomplete Information. Since private market transactions in securities are generally exempt from registration and reporting requirements, a lack of available data relating to these transactions may result in incomplete information for the Adviser to evaluate properly private equity funds and for such funds to evaluate their own investment opportunities.

              Leverage. As mentioned elsewhere in the prospectus and this SAI, borrowing for investment purposes, is a speculative investment technique and, in certain circumstances, can result in significant losses.

         Portfolio companies of private equity Portfolio Funds may also be highly leveraged, which may adversely affect investment return. These companies may be subject to restrictive financial and operating covenants that may impair their ability to finance their future operations or capital needs. As a result, these companies' flexibility to respond to changing business and economic conditions and to business opportunities may be limited. In addition, leveraged companies have increased exposure to adverse economic factors such as rising interest rates, downturns in the economy or deteriorations in such companies' respective industries.

              Potential Conflicts of Interest. Portfolio Managers of private equity Portfolio Funds and their affiliates may be subject to various conflicts of interest in connection with their relationships and transactions with their portfolio companies. Such conflicts of interest may include the performance of various services for such portfolio companies such as making loans, maintaining deposits of funds, serving as directors or officers and providing services in connection with mergers and acquisitions, leasing real estate and providing insurance and economic forecasting. In consideration for such services, such Portfolio Managers or their affiliates may receive various fees, commissions and reimbursements. Depending upon any Portfolio Manager's or its affiliates' influence and control with respect to such portfolio companies, the selection of such persons to perform such services may not be a disinterested decision and the terms and conditions for the performance of such services and the amounts and terms of such compensation may not be determined in arms-length negotiations. In addition, such relationships could influence the Portfolio Managers or its affiliates to take actions, or forbear from taking actions, and which might otherwise benefit the Fund.

         Special Risks of Multi-Manager Structure. Certain private equity Portfolio Funds may have conducted their initial closings, which means that later investors, potentially the Fund, will be charged a "catch-up fee" in accordance with such private equity Portfolio Fund's ordinary course of practice. Catch-up fees are designed to compensate Portfolio Managers for asset-based management fees that would have been paid by the Fund to the Portfolio Managers (plus interest thereon) and to serve as a mechanism to compensate earlier investors so that the Fund and such earlier investors receive equal economic treatment, in each case, as if the Fund had invested at such Portfolio Funds' initial closings.

         Private equity Portfolio Funds ordinarily will not reinvest the proceeds from the sale of their investments, but will distribute such proceeds (after the payment of fees and expenses and the establishment of reserves) to their investors, including the Fund. Due to the nature of private equity investing, the Fund does not expect to receive distributions from private equity Portfolio Funds for several years.

         Each private equity Portfolio Fund is permitted to distribute securities in-kind. Thus, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund.

         The Fund may be required to indemnify certain of the private equity funds and their Portfolio Managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the Portfolio Funds' interests.


                     INVESTMENT ADVISORY AND OTHER SERVICES

         Subject to the ultimate supervision of, and policies established by the Board, Offit Hall Capital Management LLC (the "Adviser") serves as the Fund's investment adviser and provides investment management services to the Fund. The Advisory Agreement between the Fund and the Adviser was approved by
the Board at a meeting held in person on [   ], 2004.

         The Adviser is responsible for developing, implementing and supervising the Fund's investment program. The Adviser has substantial investment management experience and, as of March 31, 2004, had more than $13.2 billion under advisement for approximately 92 clients. The Adviser is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Fund.

         The Advisory Agreement provides that, as consideration for providing investment management services to the Fund, the Adviser shall be entitled to receive Advisory Fees, as set forth under "Management of the Fund - The Adviser" in the Prospectus. The advisory fee arrangements between the Fund and the
Adviser were approved in person by the Board at a meeting on [    ], 2004.

         The Adviser has complete discretion to: (i) select Sub-Advisers to invest the Fund's assets directly on the Fund's behalf or to (ii) invest the Fund's assets directly in Portfolio Funds (provided that the Adviser has agreed to discuss its allocations and investments with the Board and the Board has the authority to instruct the Adviser to redeem assets from Sub-Advisers and Portfolio Funds) and in voting, exercising consents and exercising all other rights appertaining to such assets on behalf of the Fund consistent with the investment objective, policies and restrictions of the Fund; monitoring the Fund's investment program in arranging for the purchase and sale of Portfolio Funds and securities and other assets held in any unallocated portion of the portfolio of the Fund; and providing, or arranging to have provided, investment research on behalf of the Fund.

         The Advisory Agreement provides for indemnification by the Fund of the Adviser and its members, managers, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by them in connection with, or resulting from, their actions or inactions in connection with the performance of or under the Advisory Agreement. Indemnification is (or will be) available only to the extent the loss, claim, liability or expense did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties, or the reckless disregard of their obligations and duties, under the Advisory Agreement.

         The Advisory Agreement provides that it will continue in effect for two years and that, after the initial period of effectiveness, will continue in effect for successive 12 month periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board who are not parties to the agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such continuance, and either: (i) the vote of a majority of the outstanding Units; or (ii) the vote of a majority of the full Board. The Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, either by: (1) the Fund, by action of the Board or by vote of a majority of the outstanding Units, on 60 days' written notice; or (2) the Adviser on 60 days' written notice to the Fund. The Advisory Agreement provides that it will terminate immediately in the event of "assignment" (as defined in the 1940 Act).

Sub-Advisory Agreements

         As stated in the Prospectus, from time to time, Sub-Advisers selected by the Adviser may enter into investment advisory agreements with the Fund to manage portions of the Fund's assets allocated to them by the Adviser pursuant to separate sub-investment advisory agreements (each, a "Sub-Advisory Agreement") among the Fund and such Sub-Adviser. Prior to entering into any such Sub-Advisory Agreement, the Board will consider and approve such Sub-Advisory Agreement in accordance with the 1940 Act as modified by the ESC Order. The Fund expects that any such Sub-Advisory Agreement will provide for indemnification similar to the indemnification discussed above with respect to Advisory Agreements and comply with all applicable terms of the 1940 Act as modified by the ESC Order.

                                   MANAGEMENT

         The Board of Directors consists of 4 persons. Unlike most investment companies that are for-profit endeavors of a sponsor-promoter who serves, or whose affiliate serves as investment adviser, the Fund's sponsor-promoter is Kiewit who is not promoting the Fund for profit (except for a de minimus Limited Partner interest in the Fund with the same potential for profit or loss as other Limited Partners) and thus does not control the Fund's investment operations as investment adviser. Rather, the Adviser, as otherwise discussed herein and in the Prospectus, is unaffiliated with Kiewit and has been retained by the Fund to provide the investment advisory and other services set forth above. The Fund, through the Board, is responsible for supervising and managing the Adviser.

         The Fund has retained to serve as the Fund's administrator. will generally assist the Fund in conducting the foregoing activities. [In addition, an employee of has been appointed as the Fund's [compliance officer] and whose duties include ensuring the Fund's compliance with its investment objective, policies and restrictions.]

Directors and Officers

         As an employees' securities company, the Fund is not required to have any directors that are not "interested persons" (as defined in the 1940 Act).


                      Position(s)     Term of                                                     Other
                         Held         Office/                                                Directorships
Name, Address(1)       with the      Length of          Principal Occupation(s)                 Held by
    and Age              Fund       Time Served           During Past 5 Years                   Director
------------------   -----------   -------------     -----------------------------    ------------------------------

Philip J. Ruden,       Director     Since [  ]/      Mr. Ruden is President and
Age 44                              Indefinite       Chief Investment Officer of
                                                     Father Flanagan's Trust Fund.
                                                     In 1992, Mr. Ruden
                                                     co-founded Prodigy Asset
                                                     Management, L.L.C.  Prodigy
                                                     is a SEC registered
                                                     investment advisor that
                                                     fulfills the Investment
                                                     Office function for
                                                     endowments, foundations,
                                                     high net worth families,
                                                     and institutional clients.

Kenneth E. Stinson,    Director     Since [ ]/       Mr. Stinson has been             Mr. Stinson is also a director
Age 61                              Indefinite       Chairman of the Board and        of Kiewit and ConAgra Foods, Inc.
                                                     Chief Executive Officer of
                                                     and Valmont Industries, Inc.
                                                     Kiewit for more than the last
                                                     five years and was President
                                                     of Kiewit from August 1997
                                                     until December 2000.

Bruce E. Grewcock,     Director     Since [ ]/       Mr. Grewcock has been            Mr. Grewcock is also a director
Age 50                              Indefinite       President and Chief              of Kiewit.
                                                     Operating Officer of Kiewit
                                                     since December 2000 and was
                                                     an Executive Vice President
                                                     of Kiewi from August 1997
                                                     until December 2000.

Michael R. McCarthy,   Director      Since [ ]/      Mr. McCarthy has been            Mr.  McCarthy is also a
Age 52                               Indefinite      Chairman of McCarthy Group,      director of Kiewit, McCarthy
                                                     Inc. for more than the last      Group, Inc., HDR, Inc.,
                                                     five years.                      Election Systems & Software,
                                                                                      Inc., Streck Laboratories,
                                                                                      Inc., Amerisphere Multifamily
                                                                                      Finance, L.L.C., Adesta
                                                                                      Communications, Cabela's
                                                                                      Incorporated and World's
                                                                                      Foremost Bank.


(1) The address of each Director is c/o Kiewit Employees Diversified Investment Fund L.P., Kiewit Plaza, Omaha, NE 68131.



         Each of the Directors was appointed to the Board by Kiewit. The Directors serve on the Board for terms of indefinite duration. A Director's position in that capacity will terminate if the Director is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Director may resign at any time, and may be removed, with or without cause, by action taken by a majority of the remaining Directors. When there is a vacancy on the Board, the remaining Directors may appoint an individual to serve as Director. The Board may call a meeting of Limited Partners to fill any vacancy on the Board, and must do so within 60 days after any date on which Directors who were initially appointed cease to constitute a majority of Directors then serving.

         The following table sets forth certain information regarding the compensation payable by the Fund to those Messrs. Ruden and McCarthy. No compensation will be paid by the Fund to Messrs. Stinson and Grewcock.

Compensation Table

                                                    Pension or
                                                Retirement Benefits      Estimated Annual
                               Compensation     Accrued as Part of         Benefits Upon
Name of Director, Position   From Fund (1)(2)      Fund Expenses            Retirement
--------------------------   ----------------   -------------------      ----------------

Philip J. Ruden                  $32,000                $0                      $0
Michael R. McCarthy              $32,000                $0                      $0


(1) Estimates based upon the 12 month period ending [ ], 200[ ] including four meetings of the Board and one meeting of the audit committee.

(2) The Fund intends to compensate Directors with Units.

         Currently, Directors who will receive compensation from the Fund will be paid an annual retainer of $20,000 and per meeting fees of $2,000 (and $2,000 in the case of committee meetings), and will be reimbursed by the Fund for their reasonable out-of-pocket expenses. Directors do not and will not receive any pension or retirement benefits from the Fund.

Units Owned by Directors

                                                        Dollar Range of
Name of Director                                       Units in the Fund
----------------                                       -----------------
Bruce E. Grewcock                                             $[ ]
Michael R. McCarthy                                           $[ ]
Kenneth E. Stinson                                            $[ ]
Phillip J. Ruden                                             $0(1)

(1)  Effective [       ], 200 , Mr. Ruden is expected to receive [  ] Units as
     compensation from the Fund for serving as Director.


         The Board has formed an Audit Committee which meets semi-annually at a minimum, and may meet more frequently as needed, which is comprised of Messrs. McCarthy and Ruden. The functions of the Audit Committee are: (i) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain service providers; (ii) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and (iii) to the extent there are Directors who are not members of the Audit Committee, to act as a liaison between the Fund's independent auditors and the Board. Mr. McCarthy serves as the Audit
Committees "financial expert."

Fund Officers

         In accordance with the Partnership Agreement, the Board has selected the following persons to serve as officers of the Fund:

                                                          Term of Office
                                   Position(s)            and Length of       Principal Occupation(s)
 Name, Address(1) and Age     Held With The Fund(2)        Time Served         During Past 5 Years
 ------------------------     ---------------------       ---------------     -----------------------

[   ]                         Chief Executive Officer           [ ]                      [ ]

[   ]                         Chief Financial Officer           [ ]                      [ ]

[   ]                        [Chief Compliance Officer]         [ ]                      [ ]


(1) The address of each officer is c/o Kiewit Employees Diversified Investment Fund L.P. Kiewit Plaza, Omaha, NE 68131.
(2) [Messrs. [ ] and [ ] are not compensated by the Fund for serving as officers.]


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of [ ] , 2004, the General Partner, and all Directors and officers of the Fund as a group held of record the following Units.

                                                             Amount and Nature
                                                               of Beneficial
         Name and Address of Beneficial Owner                    Ownership
         ------------------------------------                -----------------

Kiewit Investment Holdings Inc.                                       *
Kiewit Plaza
Omaha NE 68131





*    less than 1%.

                   ADDITIONAL POTENTIAL CONFLICTS OF INTEREST

Participation in Investment Opportunities

         The Adviser and Sub-Advisers and their respective affiliates may provide investment advice for certain private investment funds, registered investment company and managed accounts and may be appointed in the future to serve as the investment adviser or portfolio manager to other registered investment companies, private investment funds or managed accounts that may pursue investment strategies similar to that of the Fund (the "Other Accounts"). As a general matter, the Adviser and Sub-Advisers (in each case, subject to any policies established by the Board) will consider participation by the Fund in all appropriate investment opportunities that are under consideration for investment for the Other Accounts. There may be circumstances, however, under which the Adviser and Sub-Advisers will cause one (or more) of the Other Accounts to commit a different percentage of assets to an investment opportunity than the Adviser will cause the Fund to commit its assets. There may also be circumstances under which the Adviser and Sub-Advisers will consider or recommend participation by the Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund.

         The Adviser and Sub-Advisers will evaluate for the Fund a variety of factors that may be relevant in determining whether, and to what extent, a particular investment opportunity or strategy is appropriate and feasible for the Fund or Other Account at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (e.g., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Other Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Other Accounts may differ from time to time. In addition, the fees and expenses of the Fund may differ from those of the Other Accounts. Accordingly, prospective Limited Partners should note that the future performance of the Fund and the Other Accounts may vary.

         When the Adviser and Sub-Advisers determines that it would be appropriate for the Fund and one or more Other Accounts, respectively, to participate in an investment opportunity at the same time, orders will be aggregated, placed and allocated on a basis believed to be fair and equitable, consistent with the Adviser's and Sub-Advisers' responsibilities under the Advisers Act and the 1940 Act and the Advisers' and Sub-Advisers' own internal procedures. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Other Accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and the Adviser and Sub-Advisers will take steps to ensure that no participating entity or account (including the Fund) will be systematically disadvantaged by the aggregation, placement or allocation of orders.

         Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser and Sub-Advisers. These situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for the Fund and the Other Accounts, thereby limiting the size of the Fund's position; (ii) the difficulty of liquidating an investment for the Fund and the Other Accounts where the sale of the combined positions cannot be absorbed; or (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of these options or other instruments.

         The Adviser and Sub-Advisers and their respective affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by affiliates and directors, officers and employees of the Adviser and Sub-Advisers that are the same, different or made at a different time than positions taken for the Fund. In order to mitigate the possibility that the Fund (or investors) will be adversely affected by this personal trading, the Fund and the Adviser have each adopted, and each Sub-Adviser either has or will adopt, a code of ethics in accordance with Section 17(j) of the 1940 Act (as modified by the ESC Order) that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. The Fund's, the Adviser's and each Sub-Advisers' code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Such codes of ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Fund's Code of Ethics and the Adviser's code of ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo&commat;sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

         It is expected that Portfolio Managers will act in a similar manner as discussed above; provided, hwoever, that the Adviser or the Board will have no control over the actions of any Portfolio Manager. Portfolio Managers, if not registered under the Advisers Act, will generally have no regulatory obligations to treat their clients, including Portfolio Funds, in an equitable manner.

Other Matters

         The Adviser and Sub-Advisers will not purchase securities or other property from, or sell securities or other property to, the Fund except that certain brokers affiliated with the Adviser and Sub-Advisers may act as brokers for the Fund in effecting securities transactions. See "Brokerage." In addition, the Fund may effect certain principal transactions in securities with one or more Other Accounts, except for accounts the Adviser and Sub-Advisers or any of their respective affiliates serves as a general partner or certain accounts in which it has a financial interest (other than an interest that results solely from the Adviser's and Sub-Advisers' or any of their respective affiliate's appointment as an adviser to the account). These transactions would be effected in circumstances where the Adviser and Sub-Advisers has determined that it would be appropriate for the Fund to purchase and it has been determined that it would be appropriate for such Other Account to sell, or the Fund to sell and such Other Account to purchase, the same security or instrument on the same day. The purchases and sales will be made pursuant to procedures adopted by the Fund pursuant to Rule 17a-7 under the 1940 Act. Among other things, those procedures are intended to ensure that: (i) each transaction will be effected for cash consideration at the current market price of the particular securities; (ii) no transaction will involve restricted securities or other securities for which market quotations are not readily available; and (iii) no brokerage commissions, fees (except for customary transfer fees) or other remuneration will be paid in connection with the transaction.

         The Fund is not permitted to purchase or sell securities of any issuer as to which the Adviser or Sub-Advisers have obtained material, non-public information, until such time as the information is no longer material or has become publicly known. This policy could adversely affect the Fund's investment performance because the Fund may (i) hold securities of an issuer with respect to which the Adviser or a Sub-Adviser has adverse information, or (ii) not purchase securities of any issuer with respect to which the Adviser or a Sub-Adviser has favorable information.

         Future investment activities of the Adviser or a Sub-Adviser or their respective officials may give rise to additional conflicts of interest.


                                     TAXES

Certain U.S. Federal Income Tax Considerations

         The following is a summary of certain U.S. federal income tax consequences to persons who hold their Units as capital assets. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion does not address all of the tax consequences that may be relevant to a particular Limited Partner or to Limited Partners subject to special treatment under federal income tax laws. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Except as set forth in "Certain U.S. Federal Income Tax Considerations" in the Prospectus, Skadden, Arps, Slate, Meagher & Flom LLP has not rendered any legal opinion regarding any tax consequences relating to the Fund or an investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the federal income tax consequences of acquiring, holding and disposing of Units, as well as the effects of state, local and non-U.S. tax laws.

         The Fund intends to be treated as a partnership and not as a "publicly traded partnership" that is treated as a corporation for federal income tax purposes. See "Certain U.S. Federal Income Tax Considerations" in the Prospectus. The following discussion assumes that the Fund will continue to be treated as a partnership for federal income tax purposes.

         It is expected that certain of the Portfolio Funds in which the Fund invests will be treated as partnerships for U.S. federal income tax purposes. Consequently, the Fund's income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by such Portfolio Funds. Thus, any reference to, and description of the federal income tax aspects of, the Fund's investment practices and activities, in effect, take into account the investment practices and activities of such Portfolio Funds in which the Fund has invested. Because the nature of such Portfolio Funds' investments are not known at this time, it is not possible to address the specific tax consequences of the Fund's investments. Accordingly, the following discussion is intended as a general guide only.

         Taxation of U.S. Limited Partners. Except as otherwise indicated, the following discussion addresses the U.S. federal income tax consequences of the purchase, ownership, and disposition of Units only in the case of U.S. persons. For these purposes, the term "U.S. person" means:

         o    a citizen or individual resident of the United States;
         o a corporation or partnership created or organized under the laws of the United States or any political subdivision thereof or therein;
         o an estate the income of which is subject to U.S. federal income taxation regardless of source; or
         o a trust if (a) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons has the authority to control all substantial decisions of the trust or (b) the trust was in existence on August 20, 1996 and properly elected to continue to be treated as a U.S. person.

         By reason of its treatment as a partnership for federal income tax purposes, the Fund will not itself be subject to federal income tax. Rather, each Limited Partner in computing its federal income tax will include his, her or its allocable share of Fund items of income, gain, loss, deduction and expense for the taxable year of the Fund ending within or with the taxable year of the Limited Partner. Nonliquidating cash distributions made by the Fund to a Limited Partner generally will not be taxable to the Limited Partner, except to the extent that the amount of such cash distributions exceeds the distributee's adjusted tax basis in his, her or its Units.

         The Fund may derive taxable income from an investment that is not matched by a corresponding receipt of cash. This could occur, for example, if the Fund makes an investment in certain non-U.S. corporations. See "Phantom Income from Fund Investments in Non-U.S. Corporations" below. This could also occur if the Fund invests in a Portfolio Fund that is classified as a partnership and such entity allocates income or gain to the Fund without making a corresponding distribution of cash. Although the Fund intends to pay annual distributions to Limited Partners for the payment of all or a portion of a Limited Partners' income tax liabilities, the Fund is not required to make current distributions of its entire earnings. In addition, a reduction of Fund nonrecourse borrowings (as defined for federal income tax purposes), if any, would be treated as a constructive distribution of cash to a Limited Partner to the extent of his, her or its allocable share of such reduction, even though an actual cash distribution is not made. Accordingly, it is possible that a Limited Partner's federal income tax liability with respect to his, her or its allocable share of Fund earnings in a particular taxable year could exceed the cash distributions to the Limited Partner for the year, thus giving rise to an out-of-pocket tax payment by the Limited Partner.

         For federal income tax purposes, a Limited Partner's allocable share of Fund tax items will be determined by the provisions of the Partnership Agreement. If, however, the IRS successfully challenged the Fund's allocations of income, gain, loss, deduction and expense, the redetermination of the allocations to a particular Limited Partner for federal income tax purposes may be less favorable than the allocations set forth in the Partnership Agreement.

         Nature of Fund's Investments. Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that can, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

         Tax Basis Rules. Fund distributions generally will not be taxable to a Limited Partner to the extent of such Limited Partner's adjusted tax basis in his, her or its Units. In addition, a Limited Partner is allowed to deduct his, her or its allocable share of Fund losses (if any) only to the extent of such Limited Partner's adjusted tax basis in his, her or its Units at the end of the taxable year in which the losses occur. A Limited Partner's adjusted tax basis is equal to the Limited Partner's aggregate capital contributions to the Fund as adjusted by certain items. Basis is generally increased by the Limited Partner's allocable share of Fund profits (and items of income and gain) and Fund nonrecourse borrowings (as defined for federal income tax purposes), if any. Basis is generally decreased by the Limited Partner's allocable share of Fund losses (and items of loss, deduction and expense), the amount of cash distributed by the Fund to the Limited Partner, the Fund's tax basis of property (other than cash) distributed by the Fund to the Limited Partner and any reduction in the Limited Partner's allocable share of Fund nonrecourse borrowings (as defined for federal income tax purposes), if any.

         To the extent that a Limited Partner's allocable share of Fund losses are not allowed because the Limited Partner has insufficient adjusted tax basis in his, her or its Units, such disallowed losses may be carried over by the Limited Partner to subsequent taxable years and will be allowed if and to the extent of the Limited Partner's adjusted tax basis in subsequent years.

         At Risk Rules. Limited Partners who are individuals and certain closely held C corporations are allowed to deduct their allocable share of Fund losses (if any) only to the extent of each such Limited Partner's "at risk" amount in the Fund at the end of the taxable year in which the losses occur. A Limited Partner's at risk amount generally is equal to the Limited Partner's aggregate capital contributions to the Fund. To the extent that a Limited Partner's allocable share of Fund losses is not allowed because the Limited Partner has an insufficient amount at risk in the Fund, such disallowed losses may be carried over by the Limited Partner to subsequent taxable years and will be allowed if and to the extent of the Limited Partner's at risk amount in subsequent years.

         Passive Activity Loss Rules. The Fund's investment activities generally will not constitute a passive activity for purposes of the passive activity loss rules. Therefore, a Limited Partner that is subject to these rules will not be allowed to offset his, her or its allocable share of Fund items of income or gain with the Limited Partner's passive activity losses (as defined for U.S. federal income tax purposes) from other sources.

         Investment Interest Limitation. Individuals and other noncorporate taxpayers are allowed to deduct interest paid or accrued by the Fund on its indebtedness (so-called "investment interest") only to the extent of each such Limited Partner's net investment income for the taxable year. If a Limited Partner borrows to finance the purchase of Units, any interest paid or accrued on the borrowing will be investment interest that is subject to these limitations. A Limited Partner's net investment income generally is the excess, if any, of the Limited Partner's investment income from all sources (which is gross income from property held for investment) over investment expenses from all sources (which are deductions allowed that are directly connected with the production of investment income). Investment income excludes net capital gain attributable to the disposition of property held for investment (and thus would not include any Fund gains on the sale of its investments) as well as "qualified dividend income," unless the Limited Partner elects to pay tax on such gain or such income at ordinary income rates.

         To the extent that a Limited Partner's allocable share of Fund investment interest is not allowed as a deduction because the Limited Partner has insufficient net investment income, such disallowed investment interest may be carried over by the Limited Partner to subsequent taxable years and will be allowed if and to the extent of the Limited Partner's net investment income in subsequent years. Since the amount of a Limited Partner's allocable share of Fund investment interest that is subject to this limitation will depend on the Limited Partner's aggregate investment interest and net investment income from all sources for any taxable year, the extent, if any, to which Fund investment interest will be disallowed under this rule will depend on each Limited Partner's particular circumstances each year.

         Other Limitations on Deductions and Special Code Provisions. An individual, estate or trust may deduct so-called "miscellaneous itemized deductions," which include fees and certain other expenses of the Fund, only to the extent that such deductions exceed 2% of the adjusted gross income of the taxpayer. The amount of a Limited Partner's allocable share of such expenses that is subject to this disallowance rule will depend on the Limited Partner's aggregate miscellaneous itemized deductions from all sources and adjusted gross income for any taxable year. Thus, the extent, if any, to which such expenses will be subject to disallowance will depend on each Limited Partner's particular circumstances each year. Other limitations are also imposed on itemized deductions of high-income individuals.

         Organizational expenses of the Fund are not currently deductible, but may, at the election of the Fund, be amortized ratably over a period of not less than 60 months. Syndication expenses of the Fund (i.e., expenditures made in connection with the issuance of Units) are neither deductible nor amortizable.

         Phantom Income from Fund Investments in Non-U.S. Corporations. The Fund may invest in non-U.S. corporations that could be classified as passive foreign investment companies, controlled foreign corporations and foreign personal holding companies (each as defined for federal income tax purposes). For federal income tax purposes, these investments may, among other things, cause a Limited Partner to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gains.

         Non-U.S. Currency Gains or Losses. If the Fund makes an investment or obtains financing denominated in a currency other than the U.S. dollar, then the Fund may recognize gain or loss attributable to fluctuations in such currency relative to the U.S. dollar. The Fund may also recognize gain or loss on such fluctuations occurring between the time it obtains and disposes of non-U.S. currency, between the time it accrues and collects income denominated in a non-U.S. currency, or between the time it accrues and pays liabilities denominated in a non-U.S. currency. Such gains or losses generally will be treated as ordinary income or loss.

         Non-U.S. Taxes. Certain dividends and interest received by the Fund from sources outside of the U.S. may be subject to withholding taxes imposed by other countries. The Fund may also be subject to capital gains taxes in certain other countries where it purchases and sells stocks and securities. Tax treaties between the U.S. and other countries may affect, reduce or eliminate such taxes. Limited Partners will be required to include such taxes in their income and generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their federal income taxes.

         Limitation on Deductibility of Capital Losses. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income).

         Sale of Units. The Partnership Agreement imposes significant restrictions on transfers of Units. By purchasing a Unit, each Limited Partner agrees to indemnify and hold harmless the Fund, the General Partner, each officer of the Fund and each other Limited Partner (and any successor or assign of any of the foregoing) from and against all losses, claims, damages, liabilities, costs and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement and related legal and other expenses), joint or several, to which these persons may become subject by reason of or arising from any transfer made by such Limited Partner in violation of the Partnership Agreement or any misrepresentation made by such Limited Partner in connection with any purported transfer. A similar indemnification is required to be made by a Permitted Transferee.

         Cash distributions by the Fund with respect to Units or in redemption of less than all of a Limited Partner's Units generally will not be taxable to such Limited Partner. Instead, such distributions will reduce, but not below zero, the adjusted tax basis in all of the Units held by such Limited Partner immediately before the distribution. If such distributions by the Fund to a Limited Partner exceed the Limited Partner's adjusted tax basis in his, her or its Units, the excess will be taxable to it as though it were a gain from a sale or exchange of the Units. It is possible that partial redemptions made during the taxable year could result in taxable gain to a Limited Partner where no gain would otherwise have resulted if the same partial redemption were made at the end of the taxable year.

         A Limited Partner who sells all of his, her or its Units to the Fund will recognize gain or loss measured by the difference between the amount realized on the sale and the Limited Partner's adjusted tax basis in the Units sold (as described in Tax Basis Rules above). Such gain or loss generally will be long-term capital gain or loss if the Limited Partner held the sold Units for more than one year. The amount realized will include the Limited Partner's allocable share of Fund nonrecourse borrowings (as defined for federal income tax purposes), if any, as well as any proceeds from the sale. Thus, a tax liability upon the sale of Units may exceed the Limited Partner's cash proceeds from the sale. Limited Partners will not be able or allowed to freely sell or otherwise transfer their Units.

         Qualified Dividends and Certain Capital Gains. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduced the U.S. federal income tax rates on
(a) long-term capital gains received by individuals and (b) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates, which do not apply to short-term capital gains, will cease to apply, under current law, for taxable years beginning after December 31, 2008. A portion of a Limited Partner's allocable share of Fund income and gains may constitute "qualified dividend income" and long-term capital gains.

         Alternative Minimum Tax. In certain circumstances, individuals, corporations and other taxpayers may be subject to an alternative minimum tax in addition to regular tax. A Limited Partner's potential alternative minimum tax liability may be affected by reason of an investment in the Fund. The extent, if any, to which the alternative minimum tax applies will depend on each Limited Partner's particular circumstances for each taxable year.

         Tax Elections. The General Partner has sole and absolute discretion to decide upon all tax elections for the Fund.

         Reports to Limited Partners. The Fund has the calendar year as its taxable year. Each year, the Fund will distribute Schedules K-1 and supplemental information to Limited Partners reflecting the distributive share of the Fund income, gain, loss, and deductions so that they can prepare their respective U.S. federal, state and local income tax returns. The preparation of the Limited Partner's tax returns is each Limited Partner's sole responsibility. The Fund's ability to provide final Schedules K-1 to Limited Partners for any given tax year prior to April 15 of the following year will depend upon when the Fund receives the requisite information from Portfolio Funds. The Fund will provide Schedules K-1 as soon as practicable after it receives all necessary information. Nevertheless, it is inevitable that delays will occur. Limited Partners should therefore be prepared to obtain extensions of the filing dates for their federal, state, foreign and local income tax returns. The Fund will provide Limited Partners with estimated annual federal income tax information for the prior taxable year before April 15, assuming the Fund is able to obtain such information.

         Tax Audits. The IRS may audit Fund information tax returns at the Fund level in a unified entity proceeding. The General Partner would represent the Fund at any such audit as the so-called tax matters partner and has considerable authority to make decisions affecting the tax treatment and procedural rights of the Limited Partners. The General Partner may also generally enter into settlement agreements with the IRS that bind Limited Partners and the General Partner may consent on behalf of the Fund to extend the statute of limitations for assessing a deficiency with respect to a Fund item. Successful adjustments by the IRS of Fund items of income, gain, loss, deduction or expense could change a Limited Partner's federal income tax liabilities.

             Backup Withholding. The Fund may be required to withhold federal income tax at a rate of 28% on a Limited Partner's allocable share of interest and dividends if the Limited Partner fails to provide the Fund with his, her or its taxpayer identification number or a certificate that he, she or it is exempt from backup withholding, or the IRS notifies the Fund that the Limited Partner is subject to backup withholding. The Limited Partner may be entitled to a federal income tax credit for the amount of any backup withholding if the required information is furnished to the IRS.

         Reportable Transactions. Under Treasury Regulations, each taxpayer participating in a "reportable transaction" must disclose such participation to the IRS. The scope and application of these rules is not completely clear. An investment in the Fund may be considered participation in a "reportable transaction" if, for example, the Fund recognizes certain significant losses in the future or if it is determined that certain book-tax differences exist. If an investment in the Fund constitutes participation in a "reportable transaction", the Fund and each Limited Partner may be required to file IRS Form 8886 with the IRS, including attaching it to their U.S. federal income tax returns, thereby disclosing certain information relating to the Fund to the IRS.

         Certain Considerations for Tax-Exempt Investors. An investment in the Fund will generate unrelated business taxable income for federal income tax purposes (and may have other adverse tax consequences) for pension funds, Keogh plans, individual retirement accounts, tax-exempt institutions and other tax-exempt investors. Accordingly, such prospective investors are urged to consult their own tax advisors concerning possible federal, state, local and non-U.S. tax consequences from an investment in the Fund.

         Certain Considerations for Canadian Resident and Other Non-U.S. Investors. The discussion under this heading applies to certain Limited Partners who are not "U.S. persons" as determined for U.S. federal income tax purposes ("non-U.S. Limited Partners").

         Given the nature of the Fund's investment activities, the Fund believes that a non-U.S. Limited Partner may not be subject to regular U.S. federal income taxation on his, her or its allocable share of Fund income where the Limited Partner's nexus with the U.S. is solely as a result of an investment in Units. No assurances can be given in this regard, however.

         If the Fund were treated as being engaged in a U.S. trade or business, then each non-U.S. Limited Partner generally would be required to file U.S. income tax returns and would be subject to regular U.S. federal income taxation on his, her or its allocable share of Fund income effectively connected with such trade or business. In such case, each non-U.S. Limited Partner would be required to file a U.S. federal income tax return reporting his, her or its allocable share of such effectively connected Fund income and to pay U.S. federal income tax at regular U.S. rates on that income. In addition, the Fund would be required to withhold and pay over to the IRS certain amounts with respect to such income. Any amount so withheld would be creditable against the non-U.S. Limited Partner's ultimate U.S. federal income tax liability, and the non-U.S. Limited Partner would be entitled to a refund to the extent that the amount withheld exceeded such Limited Partner's U.S. federal income tax liability for the taxable year. A non-U.S. Limited Partner also generally would be subject to U.S. federal income tax on gain realized upon the redemption of Units to the extent of (i) the non-U.S. Limited Partner's share of unrealized appreciation in the Fund's assets that is attributable to the Fund's U.S. trade or business and (ii) if not already described in (i), the non-U.S. Limited Partner's share of unrealized appreciation in U.S. real property assets held by the Fund. The Fund does not anticipate, however, that any U.S. taxes would be required to be withheld in respect of a non-U.S. Limited Partner in redemption of his, her, or its Units. Finally, a corporate non-U.S. Limited Partner's allocable share of Fund income may be subject to a 30% U.S. branch profits tax.

              Any taxes paid by the Fund in connection with any such withholding will be treated as an advance to the relevant Limited Partners (with interest being charged thereon) and will be recouped by the Fund out of any distributions subsequently made to the relevant Limited Partners. Such advances may be funded by the General Partner or an affiliate thereof (with interest thereon). Both the deduction for interest payable by the Fund to the General Partner (or an affiliate thereof) with respect to such advances (if applicable), and the corresponding income from interest received by the Fund from the relevant Limited Partners, will be specially allocated to such Limited Partners, and such interest expense may be subject to limitations on deductibility (see "Investment Interest Limitation" above).

         Fund allocations of United States source dividends and certain United States source interest income to non-U.S. Partners will be subject to U.S. withholding tax of 30% (unless reduced or eliminated by an applicable treaty). Residents of Canada are entitled to reduced rates of U.S. tax withholding under the U.S.-Canada income tax treaty, generally 15% in the case of dividends and 10% in the case of interest.

         In general, different rules from those described above apply in the case of non-U.S. Partners subject to special treatment under U.S. federal income tax law, including a non-U.S. Limited Partner:

         o who has an office or fixed place of business in the U.S. or is otherwise carrying on a U.S. trade or business;

         o who is an individual present in the U.S. for 183 or more days or has a "tax home" in the U.S. for U.S. federal income tax purposes; or

         o    who is a former citizen or resident of the U.S.

Non-U.S. Partners are urged to consult their U.S. tax advisers regarding the tax consequences of investing in the Fund. In addition, Canadian resident Limited Partners should refer to the disclosure under "Taxes -- Certain Canadian Federal Income Tax Considerations."

U.S. State and Local Tax Consequences

         In addition to the U.S. federal income tax consequences described above, Limited Partners should consider potential U.S. state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited partnerships such as the Fund. Some jurisdictions may impose entity level taxes on the Fund if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the Fund that is allocated to the jurisdiction. Depending on the type of assets or investments (i.e. real property, active trades or businesses, etc.) held by the Fund or Portfolio Funds, the Fund may be subject to various state and local taxes.

         U.S. state and local laws may differ from U.S. federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and expense. A Limited Partner's allocable share of Fund income, gain, loss, deduction and expense may be required to be included in determining such Limited Partner's reportable income for U.S. state and local tax purposes in the jurisdiction(s) in which the Limited Partner is resident. In addition, the Fund may invest in a Portfolio Fund that conducts business in a jurisdiction, which may subject to tax a Limited Partner's share of the Fund's income from that business. Prospective investors are urged to consult their own tax advisors with respect to the state, local and non-U.S. tax consequences of acquiring, holding and disposing of Units.

         A Limited Partner may be required to file tax returns in states outside of the Limited Partner's state of residence or place of business (as the case may be), including foreign jurisdictions. The General Partner has sole and absolute discretion to file or not to file composite, group or similar state, local and non-U.S. tax returns on behalf of the Limited Partners (where and to the extent permissible under applicable law). If the General Partner decides to make any such composite, group or similar filing, such a filing would eliminate a Limited Partner's filing requirement in such a jurisdiction arising solely by reason of an investment in the Fund. Each Limited Partner will be required to execute any relevant documents (including a power of attorney authorizing such a filing), to furnish any relevant information and otherwise to do anything necessary in order to facilitate any such composite, group or similar filing. Any taxes paid by the Fund in connection with any such composite, group or similar filing will be treated as an advance to the relevant Limited Partners (with interest being charged thereon) and will be recouped by the Fund out of any distributions subsequently made to the relevant Limited Partners. Such advances may be funded by the General Partner or an affiliate thereof (with interest thereon). Both the deduction for interest payable by the Fund to the General Partner (or an affiliate thereof) with respect to such advances (if applicable), and the corresponding income from interest received by the Fund from the relevant Limited Partners, will be specially allocated to such Limited Partners, and such interest expense may be subject to limitations on deductibility (see "Investment Interest Limitation" above). Such taxes may be higher than what a Limited Partner's state, local or non-U.S. tax liability would be in the absence of such a composite, group or similar filing.

Certain Canadian Federal Income Tax Considerations

         The following is a summary of the principal Canadian federal income tax considerations generally applicable under the Income Tax Act (Canada) (the "Canadian Act") to a Limited Partner, for purposes of the Canadian Act, is a resident of Canada, will hold the Units as capital property, and deals at arm's length with the General Partner within the meaning of the Canadian Act (a "Canadian Limited Partner"). This summary does not apply to a Canadian Limited Partner that is a financial institution within the meaning of section 142.2 of the Canadian Act.

         This summary is based on the current provisions of the Canadian Act and the regulations thereunder (the "Canadian Regulations") in force on the date hereof, specific proposals (the "Tax Proposals") to amend the Canadian Act or the Canadian Regulations publicly announced by the Minister of Finance prior to the date hereof and an understanding of the current published administrative and assessing practices of the Canada Revenue Agency (the "CRA"). Except for the Tax Proposals, this summary does not take into account or anticipate any proposed changes to the law or to the CRA's administrative and assessing practices, whether by legislative, governmental or judicial actions. No ruling or other guidance has been or will be sought from the CRA regarding any matter discussed in this summary.

         THE FOLLOWING DISCUSSION IS INTENDED TO BE A GENERAL DESCRIPTION OF THE CANADIAN FEDERAL INCOME TAX CONSIDERATIONS GENERALLY APPLICABLE TO A CANADIAN LIMITED PARTNER, DOES NOT ADDRESS ALL OF THE TAX CONSEQUENCES THAT MAY BE RELEVANT TO A PARTICULAR CANADIAN LIMITED PARTNER, AND IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED AS BEING, LEGAL OR TAX ADVICE TO ANY PARTICULAR CANADIAN LIMITED PARTNER. EACH PROSPECTIVE CANADIAN LIMITED PARTNER IS URGED TO CONSULT SUCH CANADIAN LIMITED PARTNER'S OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES OF THE INVESTMENT IN THE FUND TO SUCH PERSON, INCLUDING THE INTERACTION OF CANADIAN AND U.S. TAX LAWS, AND THE APPLICABILITY AND EFFECT OF ANY PROVINCIAL, LOCAL OR FOREIGN LAWS AND OF CHANGES IN APPLICABLE TAX LAWS.

         Computation of Fund Income. The Fund itself will be treated as a partnership for purposes of the Canadian Act and will not be subject to tax under Part I of the Canadian Act. Each Canadian Limited Partner, however, is required to compute the Fund's income or loss from each source in accordance with the Canadian Act for each fiscal period of the Fund as if Fund were a separate person resident in Canada.

         Generally speaking, all amounts relevant to the computation of income and gains under the Canadian Act which are at any time paid, received, distributed, valued, borrowed, repaid or expressed in non-Canadian currency must be translated into Canadian dollars using an appropriate exchange rate for that time. Accordingly, the Fund may realize foreign exchange-related gains or losses for purposes of the Canadian Act. The characterization of such gains or losses for Canadian tax purposes will depend on the nature of the transactions that gave rise to such gains or losses. Certain of the Fund's investments may be subject to particular Canadian tax rules (including the proposed rules described below under the heading "Foreign Investment Entity and Non-Resident Trust Rules".)

         If the Fund invests in certain types of flow-through entities such as partnerships or trusts, the computation of the income or loss of the Fund for purposes of the Canadian Act will require that the Canadian Limited Partner obtain information regarding the taxable income of that underlying entity for purposes of the Canadian Act. In the case of some of the Fund's investments in these types of entities, this information may not be made available to the Fund. In this case, the Fund may only be able to prepare a reasonable estimate of the Fund's income or loss from these entities for purposes of the Canadian Act.

         Foreign Investment Entity and Non-Resident Trust Rules. Under proposed amendments to the Canadian Act that are proposed to be applicable to taxation years that begin after 2002, special and potentially adverse Canadian income tax rules may apply to the computation of the income or loss of the Fund for purposes of the Canadian Act, if the Fund (or any partnership in which the Fund invests) holds interests in certain trusts that are not resident in Canada or "participating interests" in "foreign investment entities" that are not "exempt interests".

         The Fund itself would be a "foreign investment entity" under the proposed rules, but the Units would qualify as "exempt interests".

         Limitations on Deductibility of Interest and on Losses. The Fund and the Canadian Limited Partners may generally deduct in computing their income for purposes of the Canadian Act a reasonable amount of interest on borrowed money used for the purpose of earning income from property. In applying this rule, the interpretation by Canadian tax courts and the administrative and assessing practices of the CRA must be taken into account. For example, particular rules will apply if the Fund borrows to make certain types of investments or borrows to redeem Units or make other distributions to Limited Partners. In addition, on October 31, 2003, the Canadian Department of Finance announced a tax proposal relating to the deductibility of losses (including investment losses) under the Canadian Act. Under the proposal, which is proposed to apply to taxation years beginning after 2004, a taxpayer will be considered to have a loss from a property for a taxation year only if, in that year it is reasonable to assume that the taxpayer will realize a cumulative profit from the property during the time that the taxpayer can reasonably be expected to hold the property, and for this purpose profit does not include capital gains (or capital losses). (A similar proposed rule applies to a loss from business.) If this proposal were to apply to the Fund or to the Canadian Limited Partners, deductions or losses otherwise available to them could effectively be denied. The proposal is still under consideration by the Canadian Department of Finance.

         Taxation of the Canadian Limited Partners. Each Canadian Limited Partner will be required to include its share of the Fund's income for a fiscal period in computing its income for the taxation year in which the fiscal period ends, whether or not the Canadian Limited Partner has received or will receive any distributions from the Fund and whether or not the Canadian Limited Partner has held Units throughout the fiscal period. For reasons similar to those given under "Certain U.S. Federal Tax Considerations - Taxation of Limited Partners" or by reason of application of special Canadian tax rules (including the proposed rules discussed under "Foreign Investment Entity and Non-Resident Trust Rules"), the Fund may have taxable income that is not matched by a corresponding receipt of cash. Subject to the "at-risk rules" described below, each Canadian Limited Partner will be permitted to deduct its share of the the Fund's loss for a fiscal period in computing its income for the taxation year in which the fiscal period ends. A Canadian Limited Partner's share of the Fund's income or loss for this purpose should generally be determined in accordance with the provisions of the Limited Partnership Agreement.

         A Canadian Limited Partner will be entitled to claim foreign tax credits for "business-income tax" and "non-business income tax" paid by the Canadian Limited Partners (or by the Fund on their behalf) to foreign (including U.S. federal and state) tax authorities in connection with foreign (including U.S.) source income of the Fund allocated to the Canadian Holder, subject to the detailed rules and limitations in the Canadian Act in that regard, which may limit the availability of the credits. To the extent that full foreign tax credits are not available, the Canadian Holder may be entitled in the alternative to a deduction in computing income for purposes of the Canadian Act.

         At-Risk Rules. The Canadian Act contains rules (the "at-risk rules") which, in general, will limit the ability of a Canadian Limited Partner to deduct in a taxation year its share of any loss of the Fund for a fiscal period ending in that taxation year to its "at-risk amount" in respect of the Fund at the end of that fiscal period. Any losses of the Fund so restricted may be carried forward indefinitely and claimed as a deduction in computing the Canadian Limited Partner's taxable income in any subsequent taxation year to the extent, generally, that such losses do not exceed the Canadian Limited Partner's "at-risk amount" in respect of the Fund at the end of the last fiscal period of the Fund ending in that taxation year.

         In general, the "at-risk amount" of a Canadian Limited Partner at the end of a fiscal period of the Fund will be the amount by which the aggregate of the Canadian Limited Partner's adjusted cost base of its Units at that time and its share of the Fund's income for that fiscal period exceeds the aggregate of amounts owing by the Canadian Limited Partner (or a person or partnership not dealing at arm's length with the Canadian Limited Partner) to the Fund or to a person or partnership not dealing at arm's length with the Fund and any amount or benefit which the Canadian Limited Partner (or a person not dealing at arm's length with the Canadian Limited Partner) is entitled, either immediately or in the future and either absolutely or contingently, to receive or obtain to protect it from loss in respect of its investment in the Fund.

         Disposition of Units. On the actual or deemed disposition of a Limited Partner's interest in the Fund, including a redemption or repurchase by the Fund, a Canadian Limited Partner will generally realize a capital gain (or a capital loss) to the extent that the proceeds of disposition of the Units, net of any reasonable costs of disposition, exceed (or are exceeded by) the Limited Partner's adjusted cost base of the Units. It is not clear whether or to what extent a Canadian Limited Partner would be entitled to claim a foreign tax credit for any U.S. tax paid in connection with a disposition.

         In general, the adjusted cost base of a Canadian Limited Partner's Units at a particular time will be the original cost of the Units (determined in Canadian dollars at the date(s) of acquisition thereof) plus the aggregate of the Canadian Limited Partner's allocated share of the income and the non-taxable portion of capital gains of the Fund for purposes of the Canadian Act for fiscal periods of the Fund ending before that time, less the aggregate of the Canadian Limited Partner's share of the losses (other than any portion of such losses not deducted by reason of the application of the "at-risk rules") and the non-allowable portion of any capital losses of the Fund for purposes of the Canadian Act for fiscal periods of the Fund ending before that time and distributions made to the Canadian Limited Partner by the Fund before that time (including tax distributions). In addition, the adjusted cost base of a Canadian Limited Partner's Units will be reduced by the unpaid principal amount of any indebtedness of the Canadian Limited Partner (a "limited recourse amount") for which recourse is limited, either immediately or in the future and either absolutely or contingently, and that can reasonably be considered to relate to the acquisition of the Canadian Limited Partner's Units.

         If a Canadian Limited Partner's adjusted cost base of its Units is negative at the end of a taxation year, the amount by which it is negative will be deemed to be a capital gain realized by the Canadian Limited Partner in that taxation year and the Canadian Limited Partner's adjusted cost base of its Units will be increased by the amount of the deemed capital gain.

         Tax Treatment of Capital Gains and Losses. One-half of any capital gain (a "taxable capital gain") must be included in income and one-half of any capital loss may be deducted only from taxable capital gains, in accordance with the rules in the Canadian Act.

         Tax Treatment of Dividends. Dividends from taxable Canadian corporations allocated by the Fund to Canadian Limited Partners will generally be treated for purposes of the Canadian Act in the same manner as dividends directly received from taxable Canadian corporations. Individuals would generally be eligible for gross-up and dividend tax credit treatment. Private corporations (that are not "specified financial institutions") would generally be eligible for the inter-corporate dividend deduction, and would generally be subject to refundable Part IV tax at the rate of 33 1/3%. Dividends from corporations other than taxable Canadian corporations (including U.S. REITs structured as corporations) will be fully included in computing the income or loss of the Fund for purposes of the Canadian Act (regardless of whether or not they are treated as capital gains or otherwise subject to special treatment for U.S. tax purposes).

         Refundable Tax on Canadian-Controlled Private Corporations. A "Canadian-controlled private corporation" as defined in the Canadian Act, may be liable to pay, in addition to tax otherwise payable under the Canadian Act, a refundable tax of 6 2/3% determined by reference to its aggregate investment income (other than dividends deductible in computing the corporation's taxable income). For this purpose, investment income includes taxable capital gains.

         Alternative Minimum Tax. A Canadian Limited Partner who is an individual (other than certain trusts) may in certain circumstances be liable for alternative minimum tax under the Canadian Act. Among the factors that may give rise to alternative minimum tax are the realization of capital gains (or the allocation of capital gains by a partnership), and incurring carrying costs (such as interest expense) for a year in respect of the acquisition of a limited partnership interest that exceed the individual's share of income of the partnership for that year.

         Filing Requirements. Each Canadian Limited Partner is responsible for filing its own Canadian tax return reporting the Canadian Limited Partner's share of the income or loss of the Partnership and for paying all taxes, and paying all required tax installments. The General Partner will not be obligated to provide to the Canadian Limited Partners all information with respect to the Fund that may be necessary to enable them to complete their Canadian tax returns, and accordingly the Canadian Limited Partners may have to complete their Canadian tax returns on an estimated basis. However, the General Partner may in its sole discretion respond to reasonable requests by Canadian Limited Partners for such information.

         There is no requirement that any Canadian Limited Partner (or any other partner) file an annual Canadian partnership information return for the Fund, provided that it does not carry on business in Canada (itself or through other partnerships) for purposes of the Canadian Act. The Fund does not intend to carry on business in Canada.

         Foreign Property Information Reporting. The Units of the Fund will be treated as "specified foreign property" for purposes of special foreign property information reporting rules in the Canadian Act. A Canadian Limited Partner whose cost amount of Units at any time in a year or fiscal period, together with the cost amount of other "specified foreign property" of the holder, exceeds CDN$100,000 will be required to file an information return in respect of such specified foreign property.

         No Tax Shelter Registration. The Canadian Act contains numerous provisions related to investment in a "tax shelter." For this purpose, a "tax shelter" generally includes any property in respect of which it can reasonably be considered, having regard to statements or representations made or proposed to be made in connection with the property, that if a person were to acquire an interest in the property, then at the end of a taxation year that ends within 4 years after the date of acquisition, the total amounts or losses represented to be deductible in computing income in respect of the interest in the property would equal or exceed the cost of the property (as reduced by certain prescribed benefits). The Fund does not believe that the Units will fall within the definition of a "tax shelter" and accordingly does not propose to obtain a tax shelter identification number for the Fund.

                                   BROKERAGE

         Each Sub-Adviser will be responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage transactions with respect to Fund assets allocated to it. Transactions on the great majority of foreign stock exchanges involve the payment of a combination of fixed and negotiated commissions, while transactions on U.S. stock exchanges and on some foreign stock exchanges generally involve the payment of negotiated brokerage commissions. No stated commission is generally applicable to securities traded on a principal basis in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. Transactions may also be executed on an agency basis in over-the-counter markets, which will involve the payment of negotiated or fixed commissions, when deemed consistent with the Fund's brokerage policies.

         In selecting brokers to effect transactions on behalf of the Fund, Sub-Advisers will be required to seek to obtain the best price and execution, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and in the case of transactions effected with unaffiliated brokers, the firm's risk in positioning a block of securities. Although the Sub-Advisers will generally be required to seek reasonably competitive commission rates, Sub-Advisers will not necessarily pay the lowest commission available on each transaction. Sub-Advisers have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

         Consistent with the principle of seeking best price and execution, Sub-Advisers may place brokerage orders on behalf of the Fund with brokers (including their affiliates) that provide supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that Sub-Advisers determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Sub-Advisers to the Fund and other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In no instance, however, will the Fund's securities be purchased from or sold to the Adviser or the Sub-Advisers, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law. Information and research received from such brokers will be in addition to, and not in lieu of the services required to be performed by the a Sub-Adviser under the applicable Sub-Advisory Agreement. The expenses of Sub-Advisers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Sub-Advisers or their respective affiliates in providing services to clients other than the Fund. In addition, not all of the supplemental information is used by Sub-Advisers in connection with the Fund. Conversely, the information provided to Sub-Advisers by brokers and dealers through which other clients of Sub-Advisers or their respective affiliates effect securities transactions may be useful to Sub-Advisers in providing services to the Fund.

         The Fund's portfolio turnover rate may result in brokerage expenses that may exceed those of other registered investment companies. A high turnover rate may also result in the realization of capital gains, including short-term gains which will be taxable to the partners as ordinary income. Transactions with any affiliated broker would be effected pursuant to procedures adopted by the Fund pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder. Among other things, Section 17(e) and those procedures provide that when acting as broker for the Fund in connection with the sale of securities to or by the Fund, an affiliated broker may not receive any compensation exceeding the following limits: (i) if the sale is effected on a securities exchange, the compensation may not exceed the "usual and customary broker's commission" (as defined in Rule 17e-1 under the 1940 Act); (ii) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for sales otherwise effected cannot exceed 1% of the sales price. Rule 17e-1 defines a "usual and customary broker's commission" as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. [Discuss affiliated brokers, affiliated brokerage, and expected portfolio turnover with Advisers]


                              GENERAL INFORMATION

 Administrator, Custodian, Transfer Agent and Dividend Paying Agent

         [      ] ("[      ]") provides certain administrative, accounting and
investor services, including acting as transfer agent and dividend paying agent, to the Fund. [Description of Administrator, address].

         [      ] [Trust Company] ("[    ]") serves as the primary custodian of
the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Advisers or Sub-Advisers or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities
depository, clearing agency or omnibus customer account of a custodian. [    ]
address is [      ].

Expert

         [            ] acts as independent auditors for the Fund and in such
capacity audits the Fund's annual financial statements and financial highlights.

Legal Matters

The validity of the shares offered hereby has been passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP, One Beacon Street, Boston, Massachusetts 02108. Certain tax matters have been passed upon by Skadden, Arps, Slate, Meagher & Flom LLP, and its affiliated entities, 333 West Wacker Drive, Chicago, Illinois 60606

Proxy Voting

         The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser. The Adviser will exercise the Fund's vote with respect to Portfolio Funds in accordance with its proxy voting guidelines and procedures. The Adviser delegates to each Sub-Adviser the voting of proxies in respect of the Fund's assets allocated to such Sub-Adviser in accordance with such Sub-Adviser's proxy voting guidelines and procedures.

         Portfolio Funds that the Fund invests in are primarily private investment partnerships and similar investment vehicles, which are not voting securities. To the extent the Fund invests in Portfolio Funds that are voting securities, which would generally include mutual funds, the Fund's primary consideration in voting portfolio proxies would be the financial interests of the Fund and Limited Partners.

         For the purpose of voting portfolio proxies relating to voting securities held by the Fund, if any, the Fund has adopted the Adviser's proxy voting guidelines and procedures, which is summarized below.

         [To be provided]

         The Fund will be required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2005, for the twelve months ended June 30, 2005. Once filed, the Fund's Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at
1.800.858.9826 and (ii) on the SEC's website at WWW.SEC.GOV.

                           PART C- OTHER INFORMATION


Item 24. Financial Statements and Exhibits

         1. Financial Statements*

         2. Exhibits:
            (a) Limited Partnership Agreement of the Fund.*
            (b) By-laws of the Fund.*
            (g)    (1) Investment Advisory Agreement between the Fund and Offit
                       Hall Capital Management LLC.*
                   (2) Form of Sub-Investment Advisory Agreement.*
            (i) Custodian Services Agreement*
            (j)    (1) Administration and Accounting Agreement
                   (2) Transfer Agency Services Agreement.*
            (l) Opinion and consent of Skadden, Arps, Slate, Meagher and Flom
                LLP.*
            (n)    (1) Consent of auditors.*
                   (2) Opinion and consent of Skadden, Arps, Slate, Meagher
                       and Flom LLP*
                   (3) Opinion and consent of Alston & Baird LLP, special
                       counsel to the Fund.*
            (r)    (1) Code of Ethics of the Fund.*
                   (2) Code of Ethics Offit Hall Capital Management LLC.*
                   (3) Form of Sub-Adviser Code of Ethics.

             * To be filed by amendment.

Item 25. Marketing Arrangements

         None.

Item 26. Other Expenses of Issuance and Distribution

         Peter Kiewit Sons', Inc. has agreed to bear all expenses relating to the issuance and distribution of Units of the Fund.

Item 27. Persons Controlled by or Under Common Control

         Upon conclusion of the offering of the Fund's units of limited partnership interest, it is anticipated that no person will be controlled by or under common control with the Fund.

Item 28. Number of Holders of Securities

         State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.

             -------------------------------- -------------------------------
                            (1)                              (2)
                     Title of Class                Number of Record Holders
             -------------------------------- -------------------------------
               Units of Limited Partnership                   1
             -------------------------------- -------------------------------

Item 29. Indemnification

         The Fund's Partnership Agreement will generally provide that no Director or officer of the Fund shall be subject to personal liability in such capacity, other than from such person's bad faith, willful misfeasance, or gross negligence or reckless disregard for the duties involved in the conduct of his position. Subject to the foregoing exception, all claimants shall look solely to assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund.

         The Fund will agree to indemnify any person who at any time serves as a Director or officer and certain others of the Fund (each, an "indemnitee") against any liabilities and expenses incurred by the indemnitee in connection with the defense or disposition of any action, suit or other proceeding, civil or criminal, by reason of his having served in such capacity, except with respect to any matter as to which he did not act in good faith in the reasonable belief that his action was in the best interest of the Fund or as to which he had reasonable cause to believe that the conduct was unlawful. However, no indemnitee shall be indemnified against any liability or expense to any person arising from bad faith, willful misfeasance, gross negligence or reckless disregard for the duties involved in the conduct of his position. Liabilities and expenses incurred with respect to any action voluntarily prosecuted by an indemnitee as plaintiff must be indemnified only if the action was authorized by a majority of the Fund or was instituted by the indemnitee to enforce his rights to indemnification in a case where the indemnitee is found entitled to indemnification.

         No indemnification shall be made unless there has been (i) a determination by a final decision on the merits by a court or other body of competent jurisdiction that the indemnitee is entitled to indemnification, (ii) a majority vote of a quorum of those Directors who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding that an indemnitee is entitled to indemnification or
(iii) independent legal counsel, in a written opinion, concludes that the indemnitee should be entitled to indemnification. Advance payments of expenses of defending an action to which indemnification is sought shall be made only in certain circumstances where both the potential indemnitee and a majority of the Directors determine that the standards of conduct necessary for indemnification have been met.

         The Fund will acquire a liability insurance policy pursuant to which Directors and officers shall be indemnified from and against any claim, liability, loss or expense for which indemnification of said persons is provided for in the Partnership Agreement.

         Investors should be aware that insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission that such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Business and Other Connections of Investment Adviser

         Certain information required by this Item 30 with respect to the Investment Adviser and its manager and members may be found in the prospectus under "Management;" provided that other additional information with respect to the Investment Adviser may be found in the Investment Adviser's Form ADV filed with the SEC pursuant to the Adviser's Act; provided further that information required by this Item 30 with respect to Offit Hall Capital Management LLC, is incorporated by reference to Offit Hall Capital Management LLC 's Form ADV, filed with the SEC pursuant to the Adviser's Act (SEC File No. 801-49751).

         Copies of each Form ADV, as well the other information the Investment Adviser files with the SEC, may be inspected and copied at the SEC's Public Reference Room at the SEC Headquarters Office, 450 Fifth Street, N.W., Room 1200, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The Form ADV is also accessible through the internet at http://www.adviserinfo.sec.gov.

Item 31. Location of Accounts and Records

         The accounts and records of the Fund will be maintained at the office
of [            ].

Item 33. Undertakings

         The Fund undertakes to suspend the offering of its Units until it amends its prospectus if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         The Fund undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

         The Fund undertakes:

         A. to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (1) to include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

              (2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

              (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

         B. that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

         C. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, and State of Nebraska, on the 10th day of September, 2004.

                                     KIEWIT EMPLOYEES DIVERSIFIED
                                     INVESTMENT FUND L.P.

                                     /s/ Tobin A. Schropp
                                     --------------------------------------
                                     Name:  Tobin A. Schropp
                                     Title: Vice President of Kiewit Investment
                                            Holdings, Inc., General Partner to
                                            the Fund

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                              Vice President of Kiewit
                              Investment Holdings, Inc.,
/s/ Tobin A. Schropp          General Partner to the Fund    September 10. 2004
__________________________  ______________________________   __________________
Signature                              Title                      Date

                             [Financial Statements]